SCHEDULE 14A INFORMATION

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                            Ultralife Batteries, Inc.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                       -----------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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

                            ULTRALIFE BATTERIES, INC.
                             2000 TECHNOLOGY PARKWAY
                             NEWARK, NEW YORK 14513

                                 April 29, 2004

To Our Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Ultralife Batteries, Inc. on Thursday, June 10, 2004 at 10:30 A.M. at the JP Morgan Chase Conference Center, 270 Park Avenue, 11th Floor, Room C, New York, New York 10017.

      The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. This package also contains the Company's 2003 Annual Report to Stockholders, which consists of the Company's annual report and Form 10-K for the year ended December 31, 2003 that sets forth important business and financial information concerning the Company.

      We hope you will be able to attend this year's Annual Meeting.

                                           Very truly yours,

                                           John D. Kavazanjian
                                           President and Chief Executive Officer

                            ULTRALIFE BATTERIES, INC.
                             2000 TECHNOLOGY PARKWAY
                             NEWARK, NEW YORK 14513

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 10, 2004

      Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Meeting") of Ultralife Batteries, Inc. (the "Company") will be held on Thursday, June 10, 2004 at 10:30 A.M. at the JP Morgan Chase Conference Center, 270 Park Avenue, 11th Floor, Room C, New York, New York 10017 for the following purposes:

      1. to elect directors for a term of one year and until their successors are duly elected and qualified;

      2. to approve and ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending December 31, 2004;

      3. to approve the adoption of the 2004 Ultralife Long-Term Incentive Plan; and

      4. to transact such other business as may properly come before the Meeting and any adjournments thereof.

      Only stockholders of record of Common Stock, par value $.10 per share, of the Company at the close of business on April 19, 2004 are entitled to receive notice of, and to vote at and attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to return it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

      The Company's Annual Report to Stockholders for the year ending December 31, 2003, which includes the Company's Form 10-K, is enclosed.

                                              By Order of the Board of Directors

                                              Ranjit C. Singh
                                              Chairman of the Board of Directors

Dated: April 29, 2004

                                Table of Contents

Title                                                                      Page
-----                                                                      ----

INFORMATION CONCERNING SOLICITATION AND VOTING.................................1
PROPOSAL 1 - ELECTION OF DIRECTORS.............................................2
CORPORATE GOVERNANCE...........................................................5
    General....................................................................5
    Committees of the Board....................................................5
    Executive Committee........................................................5
    Audit and Finance Committee................................................5
    Governance Committee.......................................................6
    Compensation and Management Committee......................................6
    Stockholder Recommendations for Director Nominations.......................6
    Annual Meeting Attendance..................................................7
    Executive Sessions.........................................................7
    Communicating with the Board of Directors..................................7
    Code of Ethics.............................................................7
DIRECTORS' COMPENSATION........................................................7
    Directors' Cash Compensation...............................................8
    Directors' Options.........................................................8
EXECUTIVE OFFICERS.............................................................9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................11
SECTION 16(a) REPORTING.......................................................12
EXECUTIVE COMPENSATION........................................................13
SUMMARY COMPENSATION TABLE....................................................14
OPTION GRANTS IN 2003.........................................................15
AGGREGATED OPTION EXERCISES IN 2003 AND DECEMBER 31, 2003 OPTION VALUES.......16
EMPLOYMENT ARRANGEMENTS.......................................................16
401(k) PLAN...................................................................17
REPORT OF COMPENSATION AND MANAGEMENT COMMITTEE CONCERNING EXECUTIVE
  COMPENSATION................................................................18
    Overview..................................................................18
    Salary and Bonus..........................................................18
    Stock Options.............................................................19
    Employee Benefit Plans....................................................19
    Chief Executive Officer...................................................19
PERFORMANCE GRAPH.............................................................20
REPORT OF THE AUDIT AND FINANCE COMMITTEE.....................................20
PROPOSAL 2 - APPROVE AND RATIFY AUDITORS......................................21
    Principal Accountant Fees and Services....................................21
    Other Items...............................................................22
PROPOSAL 3 - APPROVE THE ADOPTION OF THE ULTRALIFE 2004 LONG-TERM
  INCENTIVE PLAN..............................................................22
    Summary of 2004 Incentive Plan............................................23
    New Plan Benefits.........................................................27
    Securities Act Registration...............................................27
    Tax Status of 2004 Incentive Plan Awards..................................27
    Stock Price...............................................................29
    Required Vote and Board of Directors' Recommendation......................29
OTHER MATTERS.................................................................29
SUBMISSION OF STOCKHOLDER PROPOSALS...........................................29

================================================================================
                                IMPORTANT
   REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED
     TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE
   PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
================================================================================

                        ULTRALIFE BATTERIES, INC.
                         2000 TECHNOLOGY PARKWAY
                         NEWARK, NEW YORK 14513
                             (315) 332-7100

                             PROXY STATEMENT
                     ANNUAL MEETING OF STOCKHOLDERS
                              JUNE 10, 2004

             INFORMATION CONCERNING SOLICITATION AND VOTING

      This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Ultralife Batteries, Inc. (the "Company") for use at the 2004 Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, June 10, 2004, at 10:30 A.M. and at any adjournments thereof. The Meeting will be held at the JP Morgan Conference Center, 270 Park Avenue, 11th Floor, Room C, New York, New York 10017.

      The approximate date on which the enclosed form of proxy and this proxy statement are first being sent to stockholders of the Company is May 4, 2004.

      When a proxy is returned properly signed, the shares represented thereby will be voted in accordance with the stockholder's directions. If the proxy is signed and returned without choices having been specified, the shares will be voted FOR the election of each director-nominee named herein, and FOR each of the other proposals identified herein. If for any reason any of the nominees for election as directors shall become unavailable for election, discretionary authority may be exercised by the proxies to vote for substitute nominees proposed by the Board of Directors of the Company. A stockholder has the right to revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, or a duly executed later-dated proxy, or by requesting return of the proxy at the Meeting and voting in person.

      Only stockholders of record at the close of business on April 19, 2004 are entitled to notice of, and to vote at, the Meeting. As of April 19, 2004, there were 14,060,257 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), issued and outstanding, each entitled to one vote per share at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy at the Meeting, will constitute a quorum for the transaction of all business.

      Pursuant to the provisions of the Delaware General Corporation Law, directors shall be elected by a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting. Because directors are elected by a plurality of the votes cast, withholding authority to vote with respect to one or more nominees will have no effect on the outcome of the election, although such shares would be counted as present for purposes of determining the existence of a quorum. Similarly, any broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others in the absence of instructions from the beneficial owner) are not considered to be votes cast and therefore would have no effect on the outcome of the election of directors, although they would be counted for quorum purposes. The affirmative vote of holders of a majority of the shares of Common Stock represented at the Meeting and entitled to vote on the proposal to ratify the Company's auditors and to approve the adoption of our Long-Term Incentive Plan is required for approval of each of those proposals. Accordingly, abstentions and any broker non-votes, since they are considered to be represented at the Meeting, would have the same effect as votes cast against those proposals.

      The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telefax or similar transmission. The Company will reimburse record holders for expenses in forwarding proxies and proxy soliciting material to the beneficial owners of the shares held by them.

      Effective December 31, 2002, the Company changed its fiscal year-end from June 30 to December 31. The calendar year period ended December 31, 2003 is referred to as "2003." The six month period ended December 31, 2002 for which certain information is presented in this proxy statement is referred to as the "Transition Period". Full 12-month fiscal periods that ended June 30 prior to the Transition Period are referred to as "Fiscal" years. For instance, the year ended June 30, 2002 is referred to as Fiscal 2002, and the year ended June 30, 2001 is referred to as Fiscal 2001.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The Board of Directors currently has eight directors, six of whom are running for reelection for a one year period. Joseph C. Abeles, a founder of our Company and a director since March 1991, and Joseph N. Barrella, also a founder of our Company and a director, are not standing for re-election at the Meeting. In recognition of his many years of service to us, the Board of Directors has bestowed the honorary title of Director Emeritus on Mr. Abeles. Effective on the date of the Meeting, Mr. Abeles will no longer sit on our Board of Directors or on any of its committees. Mr. Barrella will become an ex-officio non-voting invitee to meetings of our Board of Directors and will be allowed to attend and participate in Board meetings at the pleasure of the Board. While Mr. Barrella will no longer be a member of our Board of Directors, he will continue to serve our Company as our Senior Vice President of New Business Development. Anthony J. Cavanna, a current director, was appointed by the Board of Directors to fill a vacancy in December 2003 and accordingly is being nominated for stockholder approval for the first time. Paula H.J. Cholmondeley is being nominated for the first time. Directors are elected by a plurality of the votes cast by the stockholders of the Company at a stockholders meeting at which a quorum of shares is represented. Each director shall serve until the next annual meeting of stockholders and until the successors of such directors shall have been elected and qualified. The names of, and certain information with respect to, the persons nominated for election as directors are presented on the following pages.

Name                    Age  Present Principal Occupation and Employment History
----                    ---  ---------------------------------------------------
Ranjit C. Singh         51   Mr. Singh has been a director of the Company since
                             August 2000, and has served as Chairman of the Board since December 2001. Mr. Singh is currently
                             President and Chief Executive Officer of Tech
                             Books, a position he has held since February 2003.
                             Since February 2002, he has served as President and Chief Executive Officer of Reliacast Inc., a video streaming software and services company. Prior to that, he was President and Chief Operating Officer of

Name                    Age  Present Principal Occupation and Employment History
----                    ---  ---------------------------------------------------
                             ContentGuard, a spinoff of Xerox Corporation that is jointly owned with Microsoft. ContentGuard develops and markets digital property rights software. Before joining ContentGuard earlier in 2000, Mr. Singh worked for Xerox as a corporate
                             Senior Vice President in various assignments related to software businesses. Mr. Singh joined
                             Xerox in 1997, having come from Citibank where he was Vice President of Global Distributed Computing.
                             Prior to that, he was a principal at two start-up companies and also held executive positions at Data
                             General and Digital Equipment Corporation.

Patricia C. Barron      62   Ms. Barron has been a director of the Company since
                             September 2000. Ms. Barron serves as a director of Aramark Corporation, Quaker Chemical Corp.,
                             Teleflex Corporation and United Services Automobile
                             Association. She also serves on a number of non-profit organizations, with a focus on education and health. Ms. Barron had a 28-year career in business. She was an Associate at McKinsey and Company and then moved to Xerox Corporation where she became a Corporate Officer and held the positions of Chief Information Officer, President,
                             Office Products Division, and President, Xerox
                             Engineering Systems. Most recently she has been a Clinical Associate Professor at Stern Business
                             School, New York University, where she focused on issues of corporate governance and leadership.

Anthony J. Cavanna      64   Mr. Cavanna has been a director of the Company
                             since December 2003. He was Executive Vice
                             President and Chief Financial Officer of Trex
                             Company, Inc., the nation's largest manufacturer of alternative decking products, from April 1999 until December 2003, and is currently a director of that company. Before forming Trex in 1996 by leading a management buyout from Mobil Chemical Company, Mr.
                             Cavanna spent 33 years in a variety of positions with Mobil, including Group Vice President, Vice
                             President-Planning and Finance, Vice President of
                             Mobil Chemical and General Manager of its Films
                             Division worldwide, President and General Manager of Mobil Plastics Europe and Vice
                             President-Planning and Supply of the Films
                             Division.

Name                    Age  Present Principal Occupation and Employment History
----                    ---  ---------------------------------------------------
Daniel W. Christman     60   Mr. Christman was appointed to the Board of
                             Directors in August of 2001. He is currently Senior
                             Vice President International Affairs for the U.S.
                             Chamber of Commerce, a position he has held since
                             June 2003, and was previously the Executive
                             Director of the Kimsey Foundation in Washington,
                             D.C. Prior to that, he was Superintendent for the U.S. Military Academy at West Point, New York from
                             June 1996 until July 2001. He currently serves as a director of United Services Automobile Association, an insurance mutual corporation, Mykrolis
                             Corporation, a semi conductor equipment
                             manufacturer, and Metal Storm Limited, a defense research and development company.

Paula H.J. Cholmondeley 57   Ms. Cholmondeley is being nominated as a director
                             for the first time at the Meeting. She is currently an independent consultant with financial accounting expertise. From 2000 to 2004, she was Vice President and General Manager, Specialty
                             Products of Sappi Fine Paper, North America. She has occupied management positions in Owens Corning, the Faxon Company and Blue Cross Blue Shield of
                             Greater Philadelphia. Ms. Cholmondeley is a certified public accountant and Sarbanes-Oxley
                             "designated financial expert" and currently serves on the Board of Directors and as a member of the Audit Committee of Dentsply International, a NASDAQ
                             National Market company, and is a member of the Board of Directors and Audit Committee Chair of
                             Gartmore Capital, a mutual fund.

John D. Kavazanjian     53   Mr. Kavazanjian was elected as the Company's
                             President and Chief Executive Officer effective
                             July 12, 1999 and as a director on August 25, 1999.
                             Prior to joining the Company, Mr. Kavazanjian worked for Xerox Corporation from 1994 in several capacities, most recently as Corporate Vice
                             President, Chief Technology Officer, Document
                             Services Group.

Carl H. Rosner          74   Mr. Rosner, a director of the Company since January
                             1992, is currently President and Chief Executive
                             Officer of CardioMag Imaging, Inc. and the former
                             Chairman of Intermagnetics General Corporation
                             ("IGC"). Mr. Rosner, a founder of IGC, was Chairman of IGC since its formation until his retirement in 2002, and was President and Chief Executive Officer until May 31, 1999. He is currently
                             Chairman-Emeritus of IGC.

      The Board of Directors has unanimously approved the above-named nominees for directors. The Board of Directors recommends a vote FOR all of these nominees.

                              CORPORATE GOVERNANCE

General

      Pursuant to the General Corporation Law of the State of Delaware, the state under which the Company was organized, and the Company's By-laws, the Company's business, property and affairs are managed by or under the direction of our Board of Directors. Members of the Board of Directors are kept informed of Company business through discussions with the Company's Chief Executive Officer and other corporate officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. The Board of Directors has four standing committees: an Executive Committee, an Audit and Finance Committee, a Governance Committee and a Compensation and Management Committee. During 2003, the Board of Directors held six meetings and the standing committees of the Board of Directors held a total of eleven meetings.

      Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board (held during the period for which such person has been a director); and (2) the total number of meetings held by all committees of the Board on which such member served.

      The Board of Directors has adopted a charter for each of the four standing committees that addresses the composition and function of each committee and has also adopted corporate governance principles that address the composition and function of the Board of Directors. These charters are available on the Company's website at www.ultralifebatteries.com, and the Audit Committee Charter is also included as Appendix A to this Proxy Statement.

      The Board of Directors has determined that all of the directors who serve on these committees (other than Mr. Kavazanjian who sits on the Executive Committee) are "independent" for purposes of the corporate governance listing standards of The Nasdaq Stock Market, Inc., and that the members of the Audit Committee are also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. The Board of Directors based these determinations primarily on a review of the responses of the directors to questions regarding employment, compensation history, affiliations and family and other relationships, and on follow-up discussions.

Committees of the Board

Executive Committee

      The current members of the Executive Committee are Ranjit C. Singh, Joseph
C. Abeles, Carl H. Rosner and John D. Kavazanjian (Chair). This committee is responsible for overseeing such matters as the Board of Directors determines from time to time and takes action in between regularly scheduled meetings of our Board of Directors when it is infeasible to convene the entire Board. The Executive Committee did not meet during 2003.

Audit and Finance Committee

      The current members of the Audit and Finance Committee are Carl H. Rosner (Chair), Ranjit C. Singh and Joseph C. Abeles. This committee has oversight responsibility for reviewing the scope and results of the independent auditor's annual examination of the Company's financial statements and the quality and integrity of those financial statements, the qualifications and independence of the independent auditors, meeting with the Company's financial management and the independent auditor to review matters relating to internal accounting controls, the Company's accounting practices and procedures and other matters relating to the financial condition of the Company. The Audit and Finance Committee met six times during 2003.

      The Board of Directors has determined that each of the members of the Audit Committee is "financially literate" in accordance with Nasdaq Corporate Governance Listing Standards. In addition, the Board of Directors has determined that Mr. Rosner qualifies as an "Audit Committee Financial Expert" as defined in
Item 401(h) of Regulation S-K.

Governance Committee

      The members of the Governance Committee are currently Patricia C. Barron (Chair), Ranjit C. Singh and Daniel W. Christman, all of whom are independent directors. This committee reviews the performance of the Company's directors, makes recommendations to the Board of Directors for membership and committee assignments and manages the annual evaluation of the performance of the Company's Chief Executive Officer. The Governance Committee met two times during 2003.

Compensation and Management Committee

      The current members of the Compensation and Management Committee are Daniel W. Christman (Chair), Patricia C. Barron and Joseph C. Abeles. The Compensation and Management Committee has general responsibility for recommending to the Board of Directors remuneration for the Chairman and determining the remuneration of other officers elected by the Board of Directors, granting stock options and otherwise administering the Company's stock option plans, and approving and administering any other compensation plans or agreements. If approved by our stockholders at the Meeting, our 2004 Long-Term Incentive Plan will be administered by the Compensation and Management Committee. See "PROPOSAL 3 - APPROVE THE ADOPTION OF THE ULTRALIFE 2004 LONG-TERM INCENTIVE PLAN." The Compensation and Management Committee met three times during 2003.

Stockholder Recommendations for Director Nominations

      As noted above, the Governance Committee considers and establishes procedures regarding recommendations for nomination to the Board of Directors, including nominations submitted by stockholders. Such recommendations should be sent to the Company, to the attention of the Corporate Secretary, Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513. Any recommendations submitted to the Corporate Secretary should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected. The Governance Committee evaluates all potential candidates in the same manner, regardless of the source of the recommendation.

      Based on the information provided to the Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate. As part of the full evaluation process, the Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of candidates. The Governance Committee may also ask the candidate to meet with management and other members of the Board of Directors. In evaluating a candidate, the Board, with the assistance of the Governance Committee, takes into account a variety of factors as described in the Company's Corporate Governance Principles.

Annual Meeting Attendance

      The Company's policy is that all of the directors, absent special circumstances, should attend the Company's Annual Meeting of Stockholders. A regular meeting of the Board of Directors is typically scheduled in conjunction with the Annual Meeting of Stockholders. All directors other than Messrs. Christman and Rosner attended last year's Annual Meeting of Stockholders.

Executive Sessions

      Our Corporate Governance Principles require our Board of Directors to meet in executive session regularly by requiring our independent directors to have at least four regularly-scheduled meetings per year without any management present.

Communicating with the Board of Directors

      Stockholders interested in communicating directly with the Board of Directors as a group may do so in writing to the Company's Corporate Secretary, Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513. The Corporate Secretary will review all such correspondence and forward to the Board of Directors a summary of that correspondence and copies of any correspondence that, in his opinion, deals with the functions of the Board of Directors or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board of Directors and request copies of any such correspondence. Any concerns relating to accounting, internal controls or auditing matters will be brought to the attention of the Audit and Finance Committee and handled in accordance with the procedures established by the Audit and Finance Committee with respect to such matters.

Code of Ethics

      The Company has a Code of Ethics applicable to all employees, including the Chief Executive Officer and the Chief Financial Officer, and, to the extent it applies to their activities, all members of the Board of Directors. Our Code of Ethics incorporates the elements of a code of ethics specified in Item 406 of Regulation S-K and also complies with Nasdaq requirements for a code of conduct. Stockholders can find a link to this Code of Ethics on the Company's website at www.ultralifebatteries.com. The Company intends to post amendments to or waivers (express or implied) from the Code of Ethics (to the extent applicable to the Chief Executive Officer or Chief Financial Officer) at the same location on the Company's website as the Code of Ethics.

                             DIRECTORS' COMPENSATION

      In 2003, the Company retained The Carter Group to perform a comparative analysis of the compensation of the Company's Board of Directors. The Carter Group compared total compensation, cash and equity-based, received by the Company's directors with that received by directors of companies with similar profiles based on products and markets. That analysis concluded that our Company's directors were undercompensated on a comparative basis and that an increase in their cash and equity compensation was warranted. Taking into account the recommendations of The Carter Group, the Board of Directors increased cash compensation as more specifically set forth below and chose not to increase equity compensation.

Directors' Cash Compensation

      During 2003, each non-employee director received a $2,000 quarterly retainer, and the Chairman of the Board received a $3,750 quarterly retainer. Each non-employee director also received $750 for each Board meeting attended; subject, however, to the provision that the meeting compensation was reduced by 50% if the director participated by conference call. In addition, each committee member received $500 for each committee meeting attended, whether in person or by conference call, and each committee chair, other than Mr. Kavazanjian, received an annual retainer of $2,500. For Board and committee service during 2003, the Company paid its directors an aggregate $86,000.

      Effective January 1, 2004, each non-employee director receives a $3,000 quarterly retainer, and the Chairman of the Board receives a $5,000 quarterly retainer. Each non-employee director also receives $1,000 for each Board meeting attended; subject, however, to the provision that the meeting compensation is reduced by 50% if the director participated by conference call. Each non-employee director also receives $750 for each Board committee meeting attended, whether in person or by telephone. The Chairman of the Audit Committee receives a $1,250 quarterly retainer, and the Chairmen of the Governance and Compensation and Management Committees receive a $625 quarterly retainer.

Directors' Options

      In addition, during 2003, each incumbent non-employee director received options at the end of each calendar quarter to purchase an aggregate 3,000 shares of Common Stock. The Chairman of our Board of Directors received an additional 2,000 share option at the end of each calendar quarter. Of these quarterly option grants, options for 1,500 shares vested immediately and options for the remaining shares vested after six months. All options have a term of five years from the date of grant and were granted at an exercise price equal to the closing price of the Common Stock on the date of grant. In accordance with a policy adopted in December 2003, upon their appointment or election, newly appointed or elected directors receive an option for twice the number of shares subject to the normal quarterly option grant and thereafter receive their normal quarterly option grants. Options for an aggregate 17,000 shares were granted on March 31, 2003 at an exercise price of $4.19 per share, options for an aggregate 17,000 shares were granted on June 30, 2003 at an exercise price of $10.00 per share, options for an aggregate 17,000 shares were granted on September 30, 2003 at an exercise price of $14.38 per share, and options for an aggregate 23,000 shares were granted on December 31, 2003 at an exercise price of $12.38 per share.

                               EXECUTIVE OFFICERS

      The names of, and certain information with respect to the Company's executive officers who are not director nominees are presented on the following pages.

Name                    Age  Present Principal Occupation and Employment History
----                    ---  ---------------------------------------------------
Joseph N. Barrella      57   Mr. Barrella, one of the founders of the Company
                             and currently a director, has held strategic positions throughout the Company's existence. Mr.
                             Barrella will not be standing for re-election to our Board of Directors and will become an ex-officio non-voting invitee to meetings of our Board. Mr. Barrella will continue to serves as Senior Vice President of New Business Development, a position he has held since December 1998. Mr.
                             Barrella has been involved in the development and manufacture of lithium batteries for more than 25 years. He holds a number of patents relating to lithium battery designs and has authored several publications relating to battery technology.

Julius M. Cirin         50   Mr. Cirin, a battery industry veteran, has served
                             as Vice President of Product and Industry Marketing since March 2002, having served as Vice President of Corporate Marketing prior to that. Prior to joining the Company at its founding in March 1991 as Director of Marketing, Mr. Cirin served as Quality Assurance Manager for Eastman Kodak Company in the Ultra Technologies Division from 1986 to 1989. From 1979 to 1986, Mr. Cirin worked at
                             Duracell USA in several product and process engineering and quality management positions. Mr.
                             Cirin has a B.S. in Marketing Management from St.
                             John Fisher College in Rochester, New York.

Peter F. Comerford      46   Mr. Comerford was named Vice President of
                             Administration and General Counsel on July 1, 1999 and was elected Secretary of the Company in December 2000. He joined the Company in May of 1997 as Senior Corporate Counsel and was appointed
                             Director of Administration and General Counsel in
                             December of that year. Prior to joining the Company, Mr. Comerford was a practicing attorney for approximately fourteen years having worked primarily in municipal law departments including the City of Niagara Falls, New York where he served as the Corporation Counsel. Mr. Comerford has a B.A. from the State University of New York at
                             Buffalo, an MBA from Canisius College and a J.D.
                             from the University of San Diego School of Law.

Robert W. Fishback      48   Mr. Fishback joined the Company in December 1998 as
                             Corporate Controller. He became Vice President of

Name                    Age  Present Principal Occupation and Employment History
----                    ---  ---------------------------------------------------
                             Finance and Chief Financial Officer in October 1999 and was appointed Treasurer of the Company in December 2002. Prior to joining the Company, Mr.
                             Fishback served as Controller-Shared Services for ITT Industries, a diversified manufacturing company, from 1997 to 1998. From 1995 to 1997, he was Director-Corporate Accounting for Goulds Pumps
                             Inc., a manufacturer of industrial and commercial pumps. From 1983 to 1995, Mr. Fishback served in various managerial capacities in finance and operations with Frontier Corporation, a provider of local and long-distance telecommunications services. He is a CPA and has an MBA in Finance from the State University of New York at Buffalo.
                             His undergraduate degree in Accounting is from Grove City College.

Patrick R. Hanna, Jr.   55   Mr. Hanna has served as Vice President of Corporate
                             Business Strategy since December 2001. He joined the Company in February 2000 as Director of Strategic Planning after a 23-year career with Xerox Corporation. Mr. Hanna served in many capacities in the areas of strategic and business planning development, most recently as the Strategic Planning Manager of the Xerox Internet and Software Services organization.

Nancy C. Naigle         56   Ms. Naigle, currently Vice President of Sales and
                             Marketing, joined the Company as Vice President of Worldwide Sales in January 2001 after a 20 year career with Xerox Corporation where she held multiple sales and general management positions, most recently as Vice President and General Manager of the Software Solutions Business Group. Ms.
                             Naigle has an MA in English and Computer Science and a B.A. in English and Mathematics from the University of Texas in Arlington, and an MBA from the University of Dallas.

William A. Schmitz      41   Mr. Schmitz, currently Chief Operating Officer,
                             joined the Company in December 1999 as Vice
                             President, Manufacturing, and became Vice President and General Manager, Primary Batteries in 2000 and
                             Chief Operating Officer in November 2001. Before this, Mr. Schmitz worked for Bausch & Lomb from
                             1985 to 1999 in several positions, most recently as Director, New Product Development in the Eyewear
                             Division from 1995 to 1999. Mr. Schmitz has an M.S.
                             in Operations Management from the University of Rochester and a B.S. in Mechanical Engineering from the Rochester Institute of Technology.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth certain information regarding the beneficial ownership of shares of the Company's Common Stock as of March 31, 2004 by (i) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (ii) each director, director nominee and Named Executive Officer of the Company, and (iii) all directors, director nominee and executive officers of the Company as a group.

Name and Address of              Number of Shares               Percent
Beneficial Owner (1)            Beneficially Owned       Beneficially Owned (16)
---------------------------    --------------------     ------------------------
Grace Brothers, Ltd. (2)              983,418                    6.99%
Wall Street Associates(3)             761,000                    5.41%
Joseph C. Abeles (4)                  465,931                    3.31%
Patricia C. Barron (5)                 43,909                       *
Anthony J. Cavanna (6)                  7,500                       *
Paula H.J. Cholmondeley                     0                       *
Daniel W. Christman (7)                36,777                       *
John D. Kavazanjian (8)               312,000                    2.17%
Carl H. Rosner (9)                     78,311                       *
Ranjit C. Singh (10)                   63,505                       *
Joseph N. Barrella (11)               132,482                       *
Robert W. Fishback (12)                36,003                       *
Nancy C. Naigle (13)                   10,500                       *
William A. Schmitz (14)                23,993                       *
All directors and executive
officers as a group
(15 persons)(15)                    1,242,918                    8.51%
----------
*Less than 1%

(1) Except as otherwise indicated, the stockholders named in this table have sole voting and investment power with respect to the shares of Common Stock beneficially owned by them. The information provided in this table is based upon information provided to the Company by such stockholders. The above table reports beneficial ownership for the Company's directors and executive officers in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This means all Company securities over which directors and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The figures also include shares which may be acquired by exercise of stock options prior to May 31, 2004. The address of each of the directors and executive officers of the Company is c/o Ultralife Batteries, Inc., 2000 Technology Parkway, Newark, New York 14513.

(2) The amount shown is derived from Schedule 13G dated January 19, 2004. Grace Brothers, Ltd.'s address is 1560 Sherman Avenue, Suite 900, Evanston, Illinois 60201.

(3) The amount shown and the following information is derived from Schedule 13G dated February 12, 2004. Wall Street Associates is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. In its role as investment advisor, Wall Street Associates has sole power to vote 313,100 shares and sole power to dispose of all 761,600 of the reported shares. Wall Street Associates' address is 1200 Prospect Street, Suite 100, La Jolla, California 92037.

(4) Includes 15,000 shares subject to options which may be exercised by Mr. Abeles.

(5)   Includes (i) 15,000 shares held jointly with Ms. Barron's husband, and
      (ii) 28,909 shares subject to options which may be exercised by Ms.
      Barron.

(6) Includes 7,500 shares subject to options which may be exercised by Mr. Cavanna.

(7) Includes 34,277 shares subject to options which may be exercised by Mr. Christman.

(8) Includes (i) 2,000 shares held by Mr. Kavazanjian's wife, and (ii) 228,000 shares subject to options which may be exercised by Mr. Kavazanjian.

(9) Includes 12,000 shares subject to options which may be exercised by Mr. Rosner.

(10) Includes 61,505 shares subject to options which may be exercised by Mr. Singh.

(11) Includes 67,982 shares subject to options which may be exercised by Mr. Barrella.

(12) Includes 34,003 shares subject to options which may be exercised by Mr. Fishback.

(13) Includes (i) 2,000 shares held jointly with Ms. Naigle's husband, and (ii) 8,500 shares subject to options which may be exercised by Ms. Naigle.

(14) Includes (i) 18,693 shares subject to options which may be exercised by Mr. Schmitz, and (ii) 300 shares held by Mr. Schmitz' wife.

(15) Includes 548,376 shares subject to options which may be exercised by the named directors and executive officers.

(16)  Based on 14,060,257 shares issued and outstanding.

                             Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except as follows: Mr. Barrella filed late with the SEC two reports disclosing two transactions, Mr. Cavanna filed late with the SEC his initial report, Mr. Cirin filed late with the SEC two reports disclosing two transactions, Mr. Comerford filed late with the SEC two reports disclosing two transactions, Mr. Fishback filed late with the SEC two reports disclosing two transactions, Mr. Hanna filed late with the SEC two reports disclosing two transactions, Ms. Naigle filed late with the SEC two reports disclosing two transactions and Mr. Schmitz filed late with the SEC two reports disclosing two transactions. In the case of each individual who is also an employee of the Company, the late filings resulted from untimely notification of option grants.

                             EXECUTIVE COMPENSATION

         The individuals named in the following tables include, as of December 31, 2003, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose salary and bonus during 2003 exceeded $100,000 ("Named Executive Officers").

         The following table sets forth information concerning the annual and long-term compensation of the Named Executive Officers for all services in all capacities to the Company and its subsidiary during 2003, the Transition Period and during Fiscal 2002 and 2001:

                           Summary Compensation Table

                                                                                                                      All Other
                                                                                                                    Compensation
                                               Annual Compensation                 Long Term Compensation                (1)
--------------------------  --------   ------------------------------------ -------------------------------------  ----------------
                                                             Other Annual    Restricted
   Name and Principal                                        Compensation($)   Stock      Underlying    LTIP
        Position              Year     Salary($)   Bonus($)       (2)        Awards ($)   Options/SARs  Payouts($)
--------------------------  --------   ---------  ---------- -------------- ------------- ------------  ---------  ----------------

John D. Kavazanjian           2003     $279,002     $34,875     $12,002           0               0         $0         $     0
  President and Chief         2002(3)   139,501           0      10,953           0           3,000          0               0
  Executive Officer           2002(4)   289,387       5,000      23,347           0           6,000          0               0
                              2001      299,998           0      27,001           0           6,000          0               0

Joseph N. Barrella            2003     $177,971     $77,945     $ 7,923           0          36,000         $0         $17,547
  Senior Vice President       2002(3)    88,986           0       1,828           0           3,000          0               0
  of New Business             2002(4)   185,577           0      16,870           0         101,000          0               0
  Development                 2001      196,725           0      20,544           0           6,000          0               0

William A. Schmitz            2003     $135,538     $26,587     $ 2,578           0          31,000         $0         $84,228
  Chief Operating Officer     2002(3)    57,692       1,890       1,685           0               0          0               0
                              2002(4)   117,308       8,530       7,897           0          50,000          0               0
                              2001      124,647           0      15,620           0               0          0               0

Robert W. Fishback            2003     $129,461     $26,125     $ 5,411           0          29,000          0         $14,560
  Vice President of           2002(3)    58,500           0       1,372           0               0          0               0
  Finance and Chief           2002(4)   122,000       2,000       9,145           0          10,000          0               0
  Financial Officer           2001      129,423           0      13,616           0               0          0               0

Nancy C. Naigle               2003     $126,000     $34,940     $ 4,901           0          26,000         $0         $     0
  Vice President of           2002(3)    47,923       7,560       1,903           0               0          0               0
  Sales And Marketing         2002(4)   119,538      28,240      13,251           0          20,000          0               0
                              2001       61,923      10,000       1,790           0          25,000          0               0

                    John D.    Joseph N.    William A.   Robert W.     Nancy C.
                 Kavazanjian   Barrella      Schmitz     Fishback      Naigle
                 -----------   --------      -------     --------      ------
Insurance
---------
2003               $12,002      $ 7,923      $ 2,578      $5,411      $ 4,901
2002(3)             10,953        1,828        1,685       1,372        1,903
2002(4)              9,286       12,915        5,790       6,465       11,645
2001                 9,993       13,320       12,410       9,871        1,790

Automobile
----------
2003               $     0      $     0      $     0      $    0      $     0
2002(3)                  0            0            0           0            0
2002(4)              8,500            0            0           0            0
2001                 7,500            0            0           0            0

401(k) Plan(5)
--------------
2003               $     0      $     0      $     0      $    0      $     0
2002(3)                  0            0            0           0            0
2002(4)              5,561        3,955        2,108       2,680        1,606
2001                 9,855        7,862        4,364       4,149            0

(1) In each case, the amount reported is the value realized upon the exercise of stock options.
(2) The amounts reported in this column are categorized in the table that follows the Summary Compensation Table.
(3)   For the Transition Period.
(4)   For Fiscal 2002.
(5) Represents the Company's matching grants to the employees' 401(k) Plan accounts for 2003, the Transition Period and for Fiscal 2002 and 2001.

The following table sets forth information concerning options granted to the Named Executive Officers during 2003:

                              Option Grants in 2003

                                                                            Potential Realizable Value at Assumed Annual Rates of
                       Individual Grants                                       Stock Price Appreciation for Option Term (1)
-----------------------------------------------------------------------     -----------------------------------------------------
                                                                                   5% Dollar               10% Dollar
                           Shares        %(2)    Price(3)     Exp. Date             Gain(4)                  Gain(4)
                           ------        ----    --------     ---------             -------                  -------
John D. Kavazanjian           --           --         --            --                   --                      --
  President and Chief
  Executive Officer

Joseph N. Barrella         1,500        .4292     $ 5.18       4/21/10              $ 3,163                 $ 7,372
  Senior Vice             20,000       5.7225     $ 4.96       4/25/09              $33.737                 $76,539
  President of            10,000       2.8613     $ 8.87        6/2/09              $30,166                 $68,437
  New Business             1,500        .4292     $10.00       6/30/10              $ 6,107                 $14,231
  Development              1,500        .4292     $14.38       9/30/10              $ 8,781                 $20,464
                           1,500        .4292     $12.38      12/31/10              $ 7,560                 $17,618

William A. Schmitz         1,500        .4292     $ 5.18       4/21/10              $ 3,163                 $ 7,372
  Chief Operating         25,000       7.1531     $ 4.96       4/25/09              $42,172                 $95,674
  Officer                  1,500        .4292     $10.00       6/30/10              $ 6,107                 $14,231
                           1,500        .4292     $14.38       9/30/10                8,781                 $20,464
                           1,500        .4292     $12.38     12/301/10              $ 7,560                 $17,618

Robert W. Fishback         1,000        .2861     $ 5.18       4/21/10              $ 2,109                 $ 4,914
  Vice President of       25,000       7.1531     $ 4.96       4/25/09              $42,172                 $95,674
  Finance and Chief        1,000        .2861     $10.00       6/30/10              $ 4,071                 $ 9,487
  Financial Officer        1,000        .2861     $14.38       9/30/10              $ 5,854                 $13,643
                           1,000        .2861     $12.38      12/31/10              $ 5,040                 $11,745

Nancy C. Naigle            1,500        .4292     $ 5.18       4/21/10              $ 3,163                 $ 7,373
  Vice President of       20,000       5.7225     $ 4.96       4/25/09              $33,737                 $76,539
  Sales and Marketing      1,500        .4292     $10.00       6/30/10              $ 6,107                 $14,231
                           1,500        .4292     $14.38       9/30/10              $ 8,781                 $20,464
                           1,500        .4292     $12.38      12/31/10              $ 7,560                 $17,618

1. There is no assurance that the value realized by an employee will be at or near the amount estimated using this model. These amounts rely on assumed future stock price movements that cannot be predicted accurately.

2.    Options for a total of 349,500 shares were granted to employees.

3.    Fair market value of common stock at date of grant.

4. Fair market value of common stock at end of actual option term assuming annual compounding at the stated rate, less the option price.

      The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during 2003 and the number and value at December 31, 2003 of unexercised stock options to purchase shares of Common Stock held by the Named Executive Officers.

                       Aggregated Option Exercises in 2003
                       and December 31, 2003 Option Values

                                   Shares
                                  Acquired                            Number of Unexercised      Value of Unexercised in the
                                     on                Value             Options/SARs at             Money Options/SARs at
                                  Exercise           Realized        December 31, 2003 (#)           December 31, 2003 ($)
          Name                       (#)                ($)         Exercisable/Unexercisable    Exercisable/Unexercisable(1)
--------------------------        -----------       -----------    -------------------------    -----------------------------
John D. Kavazanjian                      0                 0            431,000/90,000               $3,077,609/$647,280
  President and Chief
  Executive Officer

Joseph N. Barrella                  12,000           $17,547           104,000/120,000                 $612,797/$872,360
  Senior Vice President
  of New Business
  Development

William A. Schmitz                   9,307           $84,228             43,693/73,000                 $267,948/$517,050
  Chief Operating
  Officer

Robert W. Fishback                   2,000           $14,560             33,336/43,664                 $224,826/$310,714
  Vice President of
  Finance and Chief
  Financial Officer

Nancy C. Naigle                          0                 0             18,000/53,000                 $106,990/$356,230
  Vice President of Sales
  and Marketing

(1) Market value of Company's Common Stock at exercise or period-end, minus the exercise price.

      The Compensation and Management Committee has revised its policy for granting stock options to make it clear that only non-employee directors receive an option to purchase 3,000 shares of Common Stock at the end of each calendar quarter at an exercise price equal to the closing price of the Common Stock on the date of grant, and that executive officers will receive seven-year stock options at the end of each calendar quarter at an exercise price equal to the closing price of the Common Stock on the date of grant in the following amounts:
Joseph N. Barrella, William A. Schmitz and Nancy C. Naigle - 1,500 shares; Robert W. Fishback and Peter F. Comerford - 1,000 shares; and Julius M. Cirin and Patrick R. Hanna, Jr. - 500 shares.

      The Company currently has no long-term incentive plan. Consequently, there have been no qualifying awards during 2003. However, the Company is submitting to its stockholders for approval at the Meeting, the 2004 Long-Term Incentive Plan. See "PROPOSAL 3--APPROVE THE ADOPTION OF THE ULTRALIFE 2004 LONG-TERM INCENTIVE PLAN." Also, the Company has no employee pension plans to which it makes contributions, except as described below under "401(k) Plan".

                             Employment Arrangements

      In connection with the hiring of Mr. Kavazanjian as the Company's President and Chief Executive Officer effective July 12, 1999, the Company granted Mr. Kavazanjian the option to purchase 500,000 shares of Common Stock for $5.19 per share, exercisable until July 12, 2005. The option vests 50,000 shares at issue and 90,000 shares on July 12, 2000, 2001, 2002, 2003 and 2004.
In September 2002, the Company entered into a new employment agreement with Mr. Kavazanjian pursuant to which the Company agrees to pay Mr. Kavazanjian a salary of $300,000 per annum. In addition, Mr.

Kavazanjian shall have one year after the termination of his employment to exercise any vested but unexercised stock options. On February 1, 2004, both the Company and Mr. Kavazanjian had the option of terminating Mr. Kavazanjian's employment agreement effective June 30, 2004. As neither party opted to terminate the employment agreement, pursuant to its terms, the employment agreement was renewed automatically for an additional year. The employment agreement will similarly renew each year, if the parties do not give notice of intent to terminate by February 1 of the year in which the agreement is intended to be terminated effective June 30.

      In September 2002, the Company entered into an employment agreement with Mr. Barrella pursuant to which the Company agrees to pay Mr. Barrella a salary of $197,745 per annum. Pursuant to that agreement, Mr. Barrella shall have one year after the termination of his employment to exercise any vested but unexercised stock options. On February 1, 2004, both the Company and Mr. Barrella had the option of terminating Mr. Barrella's employment agreement effective June 30, 2004. As neither party opted to terminate the employment agreement, pursuant to its terms, the employment agreement was renewed automatically for an additional year. The employment agreement will similarly renew each year, if the parties do not give notice of intent to terminate by February 1 of the year in which the agreement is intended to be terminated effective June 30.

      In September 2002, the Company entered into an employment agreement with Mr. Schmitz pursuant to which the Company agrees to pay Mr. Schmitz a salary of $125,000 per annum. Pursuant to that agreement, Mr. Schmitz shall have one year after the termination of his employment to exercise any vested but unexercised stock options. On February 1, 2004, both the Company and Mr. Schmitz had the option of terminating Mr. Schmitz's employment agreement effective June 30, 2004. As neither party opted to terminate the employment agreement, pursuant to its terms, the employment agreement was renewed automatically for an additional year. The employment agreement will similarly renew each year if the parties do not give notice of intent to terminate by February 1 of the year in which the agreement is intended to be terminated effective June 30.

                                   401(k) Plan

      The Company established a profit sharing plan under Sections 401(a) and 401(k) of the Code (the "401(k) Plan"), effective as of June 1, 1992. The 401(k) plan was amended effective as of January 1, 1994. All employees in active service who have completed 1,000 hours of service or were participating in the 401(k) Plan as of January 1, 1994, not otherwise covered by a collective bargaining agreement (unless such agreement expressly provides that those employees are to be included in the 401(k) Plan), are eligible to participate in the 401(k) Plan. Eligible employees may direct that a portion of their compensation, up to a maximum of 17% (in accordance with all IRS limitations in effect on January 1, 1998) be withheld by the Company and contributed to their account under the 401(k) Plan.

      In April 1996, the Board of Directors authorized a Company matching contribution up to a maximum of 1 1/2% of an employee's annual salary for the calendar year ended December 31, 1996 and 3% for subsequent calendar years. In January 2001, the matching contribution was raised to a maximum of 4% (100% match of up to 3% of annual salary, and 50% match above 3% to a maximum of 5% of salary). The Company made or accrued contributions of $150,000, $234,000, and $162,000 for Fiscal 2000, 2001, and 2002, respectively. In January 2002, the Company match was suspended in an effort to conserve cash, and since that date, the Company has not made any contributions to the 401(k) Plan.

      All 401(k) contributions are placed in a trust fund to be invested at the trustee's discretion, except that the Company may designate that the funds be placed and held in specific investment accounts managed by an investment manager other than the trustee. Amounts contributed to employee accounts by the Company or as compensation reduction payments, and any earnings or interest accrued on employee accounts, are not subject to federal income tax until distributed to the employee, and may not be withdrawn (absent financial hardship) until death, retirement or termination of employment.

                 REPORT OF COMPENSATION AND MANAGEMENT COMMITTEE
                        CONCERNING EXECUTIVE COMPENSATION

Overview

      Compensation determinations are made by the Company's Compensation and Management Committee. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance.

      The Company seeks to provide an overall level of compensation to the Company's executives that is competitive within the Company's industry and with other companies of comparable size and complexity. Compensation in any particular case may vary from the industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation and Management Committee will exercise its discretion to set compensation where, in its judgment, external, internal or individual circumstances warrant it.

      In general, the Company compensates its executive officers through a combination of salary and stock option awards. Additionally, the Company's executives are eligible to participate in or receive benefits under an employee benefit plan made available by the Company to its executives and/or employees.

Salary and Bonus

      Of the primary elements of executive compensation set forth above, salary is generally the least affected by the Company's performance, although it is very much dependent on individual performance. Executive salaries for Fiscal 2002 were, however, adversely affected by the Company's performance as executives, at the recommendation of the Compensation and Management Committee and in a cooperative effort to conserve the Company's cash resources, reduced their salaries initially by 20%, which reduction was then followed by an across-the-board increase so that the Company's executives were receiving at the end of 2003 90% of their former base salaries. The Company believes that salaries paid to its executives are competitive with industry norms. The salary levels and annual increases of all executive officers of the Company must be approved by the Compensation and Management Committee. Salary levels for executives are determined by progress made in the operational and functional areas for which they are responsible as well as the overall profitability of the Company.

      Executives' salaries are reviewed annually. The timing and amount of any increase to executives both depend upon (i) the performance of the individual and, (ii) to a lesser extent, the financial performance of the Company.

      In addition to receiving salary, Company executives are eligible to receive a quarterly cash bonus based upon the fiscal performance of the Company measured against budgeted targets. Each year, the Compensation and Management Committee approves budgeted financial targets for the end of each calendar quarter and determines the manner in which executive bonus compensation will be calculated. For 2003, if the Company met the pre-established earnings targets at the end of each calendar quarter, the executives would receive a bonus at the end of each quarter in an amount equal to the dollar amount that would have the effect of reinstating the executive's base salary for that quarter to 100% of the prior base salary. If the Company exceeded those pre-established earnings targets, the executives would receive an additional bonus equal to either 5%, 10% or 15% of the executive's prior base salary for that quarter, depending on the amount by which the actual quarterly earnings exceeded the target earnings. In addition to bonuses based on pre-established earnings targets, executives were eligible to receive discretionary bonuses based on individual performance.

Stock Options

      Stock options are designed to provide long-term incentives and rewards, tied to the price of the Company's Common Stock. Given the vagaries of the stock market, stock price performance and financial performance are not always consistent. The Compensation and Management Committee believes that stock options, which provide value to the participants only when the Company's stockholders benefit from stock price appreciation, are an appropriate complement to the Company's overall compensation policies. Executive officers of the Company are eligible to receive option grants under the Company's stock option plans.

      The decision to award any additional stock options to an executive is based upon such considerations as the executive's position with the Company and is designed to be competitive for individuals at that level. The Compensation and Management Committee administers the Company's stock option plans. Any options for more than 10,000 shares require approval of the full Board of Directors.

Employee Benefit Plans

      Executives of the Company are each entitled to participate in or receive benefits under any pension plan, profit-sharing plan, life insurance plan, health insurance plan or other employee benefit plan made available by the Company to its executives and employees. The Company also provides Mr. Kavazanjian with supplemental life insurance ($700,000 coverage in addition to $300,000 of basic coverage) and supplemental disability insurance. Currently, the Company provides medical insurance for its executive officers and has established the 401(k) Plan. All executive officers and employees are eligible to participate in the 401(k) Plan.

Chief Executive Officer

      Mr. Kavazanjian joined the Company in July 1999, and received stock options as described earlier in this Proxy Statement. Mr. Kavazanjian and the Company entered into a new employment agreement in September 2002, the principal terms of which are described earlier in this Proxy Statement. In reviewing the performance of the Chief Executive Officer, the Compensation and Management Committee considers the scope and complexity of his job during the past year, progress made in planning for the future development and growth and return on assets of the Company. As with other executives of the Company, Mr. Kavazanjian was entitled to receive bonus compensation during 2003 on the same terms as other executives, except that in the event the Company exceeded the pre-established quarterly earnings targets, Mr. Kavazanjian's bonus would be calculated upon 7 1/2%, 15% or 22 1/2% of his prior base salary. Based on this bonus approach, Mr. Kavazanjian received an overall bonus of $34,875 for 2003.

                      Compensation and Management Committee

                           Daniel W. Christman, Chair
                               Patricia C. Barron
                                Joseph C. Abeles

                                PERFORMANCE GRAPH

      The following graph compares the cumulative return to holders of the Company's Common Stock for the period commencing June 30, 1999 through the end of the Transition Period with the NASDAQ National Market Index and the NASDAQ Electronic Components Index for the same period. The comparison assumes $100 was invested on June 30, 1999 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the comparison period. As stated earlier, in December 2002 the Company changed its fiscal year end from June 30 to December 31. Accordingly, the data shown at December 31, 2002 reflects the Transition Period.

      [The following tables represent a line graph in the printed report.]

                          Total Return To Shareholders
                      (Includes reinvestment of dividends)

                                                 ANNUAL RETURN PERCENTAGE
                                                      Years Ending
                                 ------------------------------------------------------------
Company / Index                  Jun99     Jun00       Jun01      Jun02       Dec02     Dec03
---------------------------------------------------------------------------------------------
ULTRALIFE BATTERIES INC         -35.29     104.55     -42.22     -46.17       5.74     234.59
NASDAQ U.S. INDEX                43.60      47.83     -45.67     -31.88      -8.46      49.51
NASDAQ ELECTRONIC COMPONENTS     77.73     149.38     -63.09     -39.49     -14.24      92.43

                                                          INDEXED RETURNS
                                                           Years Ending
                                --------------------------------------------------------------------
                                 Base
                                Period
Company / Index                  Jun98   Jun99      Jun00      Jun01      Jun02     Dec02      Dec03
----------------------------------------------------------------------------------------------------
ULTRALIFE BATTERIES INC          100      64.71     132.35      76.47     41.16     43.53     145.65
NASDAQ U.S. INDEX                100     143.60     212.29     115.34     78.57     71.92     107.53
NASDAQ ELECTRONIC COMPONENTS     100     177.73     443.21     163.58     98.97     84.88     163.34

                    REPORT OF THE AUDIT AND FINANCE COMMITTEE

      The duties and responsibilities of the Audit and Finance Committee are set forth in our Audit and Finance Committee Charter, a copy of which is attached hereto as Appendix A. Among other things, the Audit and Finance Committee recommends to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, approves the Company's quarterly filings on Form 10-Q and selects the independent auditors to audit our books and records.

      The Audit and Finance Committee has:

o Reviewed and discussed our audited financial statements for 2003 with our management and with PricewaterhouseCoopers LLP, our independent auditors for 2003;

o Discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) (as modified by SAS 90); and

o Received from PricewaterhouseCoopers LLP the written disclosures required by Independence Standards Board Statement No. 1 (Independent Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP their independence.

      Based on the review and discussions referred to above, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for 2003 for filing with the SEC.

                           Audit and Finance Committee

                              Carl H. Rosner, Chair
                                 Ranjit C. Singh
                                Joseph C. Abeles

                                   Proposal 2
                           Approve and Ratify Auditors

      The firm of PricewaterhouseCoopers LLP, certified independent accountants, served as the independent accountants of the Company in connection with the audit of the Company's financial statements for 2003 and for the Transition Period.

      On July 24, 2002, our Board of Directors dismissed our independent public accountants, Arthur Andersen LLP ("Arthur Andersen") and engaged PricewaterhouseCoopers LLP as our new independent public accountants, effective immediately for Fiscal 2002. Our Audit and Finance Committee has selected PricewaterhouseCoopers LLP as our independent auditors for 2004. This selection will be presented to the stockholders for their approval at the Meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and the persons named in the enclosed proxy (unless otherwise instructed therein) will vote such proxies FOR this proposal. If the stockholders do not approve this selection, the Board of Directors will reconsider its choice.

      The Company has been advised by PricewaterhouseCoopers LLP that a representative will be present at the Meeting and will be available to respond to appropriate questions. In addition, the Company intends to give such representative an opportunity to make any statements if he or she should so desire.

Principal Accountant Fees and Services

      Aggregate fees for professional services rendered for us by PricewaterhouseCoopers LLP for Transition 2002 and for 2003 were:

                                          Transition 2002        2003
                                          ---------------        ----
          Audit                              $139,500         $120,000
          Audit Related                            --               --
          Tax                                $  2,000         $ 36,000
          All Other                                --               --
                                             --------         --------
                  Total                      $141,500         $156,000

      Audit Fees for Transition 2002 and for 2003, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, consents, income tax provision procedures and assistance with review of documents filed with the SEC.

      Audit Related Fees for Transition 2002 and for 2003, respectively, were for assurance and related services related to employee benefit plan audits, accounting consultations and audits in connection with internal control reviews, attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

      Tax Fees for Transition 2002 and for 2003, respectively, for services related to tax compliance, including the preparation of tax returns and claims for refund, and tax planning and tax advice.

      Our Audit and Finance Committee has not adopted pre-approval policies and procedures for audit and non-audit services. Accordingly, this Proxy Statement does not include disclosure regarding pre-approval policies and procedures and related information. The engagement of PricewaterhouseCoopers

LLP for non-audit accounting and tax services is limited to circumstances where those services are considered integral to the audit services that it provides or where there is another compelling rationale for using PricewaterhouseCoopers LLP. All audit, audit-related and permitted non-audit services for which PricewaterhouseCoopers LLP was engaged were pre-approved by our Audit and Finance Committee in compliance with applicable SEC requirements.

Other Items

      During Fiscal 2001 and Fiscal 2000, and the subsequent interim period through March 31, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of any such disagreements in connection with their reports on the Company's financial statements for such years.

      None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Fiscal 2001 or Fiscal 2000, and the subsequent interim period through March 31, 2002 preceding our determination not to renew the engagement of Arthur Andersen.

      During Fiscal 2001 and Fiscal 2002, the Company did not consult with PricewaterhouseCoopers LLP with respect to any of the matters specified in Item 304(a)(2)(i) or (ii) of Regulation S-K.

                                   PROPOSAL 3
       Approve the Adoption of the Ultralife 2004 Long-Term Incentive Plan

      On April 27, 2004, the Board of Directors adopted the Ultralife Batteries, Inc. 2004 Long-Term Incentive Plan (the "2004 Incentive Plan") and recommended that it be submitted to the stockholders for their approval at the Meeting. If approved by the stockholders, the 2004 Incentive Plan will be effective as of the date of the Meeting. The 2004 Incentive Plan is substantially similar to, and is intended to replace, the Ultralife Batteries, Inc. 2000 Stock Option Plan, as amended (the "2000 Option Plan"). If the 2004 Incentive Plan becomes effective, no new awards will be made under the 2000 Option Plan.

      The Company believes that long-term incentive awards are invaluable tools for the recruitment, retention and motivation of employees, directors and consultants who can contribute materially to the Company's success. The Company has used stock options for such purposes since 1992, most recently under the 2000 Option Plan. The Board of Directors believes that it is important to have additional types of long-term incentive awards available to provide adequate flexibility to meet future needs. The 2004 Incentive Plan will allow the Company to offer stock options and a variety of other long-term incentive awards.

      The description of the 2004 Incentive Plan set forth below is a summary, does not purport to be complete and is qualified in its entirety by reference to the provisions of the 2004 Incentive Plan itself. The complete text of the 2004 Incentive Plan is attached as Appendix B to this proxy statement. Unless otherwise defined in this summary, capitalized terms used in this summary have the meanings given such terms in the 2004 Incentive Plan.

      The following table provides certain important information concerning the existing equity compensation plans of the Company as of April 19, 2004:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Number of securities
                                                                                                       remaining available for
                                                                                                       future issuance under
                                                                                                        equity compensation
                                                   Number of securities to       Weighted-average         plans, excluding
                                                  be used upon exercise of       exercise price of     securities reflected in
 Plan Category                                      outstanding options         outstanding options          column (a)
 -------------                                      -------------------         -------------------          ----------
                                                            (a)                        (b)                       (c)
Equity Compensation Plans approved
by security holders                                      1,160,526                    $6.13                    19,151
-------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by security holders                               300,000                    $5.19                         0
-------------------------------------------------------------------------------------------------------------------------------
Total                                                    1,460,526                    $5.94                    19,151
-------------------------------------------------------------------------------------------------------------------------------

Summary of 2004 Incentive Plan

      Purpose. Like the 2000 Option Plan, the purpose of the 2004 Incentive Plan is to provide employees, directors and consultants of the Company and its subsidiaries, who are in a position to contribute to the long-term success of the Company, with Common Stock and options to acquire Common Stock, to increase their interest in the Company's welfare and to aid in attracting and retaining employees, directors and consultants of outstanding ability.

      Term. The 2004 Incentive Plan was adopted by the Board of Directors on April 27, 2004, and will become effective upon the date of the approval by the stockholders of the Company at the Meeting. The 2004 Incentive Plan and any awards granted thereunder shall be null and void if stockholder approval is not obtained at the Meeting. Awards may not be granted under the 2004 Incentive Plan after June 9, 2014, but awards theretofore granted may extend beyond that date.

      Administration. The 2004 Incentive Plan will be administered by the Compensation and Management Committee, or such other committee as may be designated by the Board of Directors to administer the 2004 Incentive Plan (the "Committee"); provided, however, that the Committee shall consist of not less than two directors who are "non-employee directors," within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      The Committee may allocate all or any portion of its responsibilities and powers under the 2004 Incentive Plan to any one or more of its members, the Company's CEO or other senior members of management as the Committee deems appropriate, however, only the Committee may select and grant awards to participants who are subject to Section 16 of the Exchange Act.

      The Committee will have broad authority in its administration of the 2004 Incentive Plan, including, but not limited to, the authority to interpret the plan; to establish rules and regulations for the operation and administration of the plan; to select the persons to receive awards; to determine the type, size, terms, conditions, limitations, and restrictions of awards, including, without limitation, terms regarding vesting, exercisability, assignability, expiration and the effect of certain events, such as a change of control in the Company or the participant's death, disability, retirement or termination as a result of breach of agreement; to create additional forms of awards consistent with the terms of the plan; and to take all other action it deems necessary or advisable to administer the 2004 Incentive Plan.

      Notwithstanding the Committee's broad authority to administer the 2004 Incentive Plan and the awards issued under the 2004 Incentive Plan, the exercise price of any stock option or stock appreciation right granted pursuant to the 2004 Incentive Plan may not be subsequently "repriced" without stockholder approval. The term "reprice" means: (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding stock option or stock appreciation right by amendment, cancellation or substitution; (ii) the cancellation of a stock option or stock appreciation right when its exercise price exceeds the fair market value of the underlying Common Stock in exchange for another stock option, stock appreciation right or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); or (iii) the taking of any other action that is treated as a repricing under United States generally accepted accounting principles or by the rules or regulations of any stock exchange on which the securities of the Company are traded. The term "reprice" shall not include adjustments made to awards by the Committee upon the occurrence of certain events (as described under "Adjustments Upon Certain Events" below).

      To facilitate the granting of awards to participants who are employed or retained outside of the United States, the Committee will be authorized to modify and amend the terms and conditions of an award to accommodate differences in local law, policy or custom.

      Eligibility. All employees, directors and consultants of the Company and its subsidiaries are eligible to participate in the 2004 Incentive Plan; provided, however, only employees are eligible to receive incentive stock options. Participants in the 2004 Incentive Plan will be selected by the Committee from those eligible persons who are in a position to have a material impact on the results of operations of the Company and its subsidiaries. Participants may be selected and awards may be made at any time during the ten-year period following the effective date of the 2004 Incentive Plan. As of December 31, 2003, eight executive officers and approximately 635 other officers and other employees would be eligible for participation in the 2004 Incentive Plan.

      The selection of those persons within a particular class who will receive awards is entirely within the discretion of the Committee. The Committee has not yet determined how many persons are likely to participate in the 2004 Incentive Plan. The Committee intends, however, to grant most of the 2004 Incentive Plan's awards to those persons who are in a position to have a significant direct impact on the growth, profitability and success of the Company, which would include the participants in the Company's current equity compensation plans.

      Shares Available. A total of 750,000 shares of Common Stock will be available for grant of awards under the 2004 Incentive Plan. In addition, any shares remaining available for issuance under the 2000 Option Plan, or shares which become available upon the lapse, expiration, termination or cancellation of outstanding stock options under the 2000 Option Plan, will be available for grant of awards under the 2004 Incentive Plan. However, of the total number of shares of Common Stock available for awards under the 2004 Incentive Plan, no more than 200,000 shares of Common Stock may be used for awards other than stock options and stock appreciation rights. (The 2004 Incentive Plan authorizes the Committee to make equitable adjustments to the authorized number and class of securities to be issued under the 2004 Incentive Plan upon the occurrence of certain events, as described under "Adjustments Upon Certain Events" below.)

      Types of Awards. Awards under the 2004 Incentive Plan may be in the form of stock options, stock appreciation rights, restricted stock, unrestricted stock and other stock-based awards, or any combination thereof. All awards granted to participants under the 2004 Incentive Plan shall be evidenced by an award agreement which specifies the type of award granted pursuant to the 2004 Incentive Plan, the number of shares of Common Stock underlying the award and all of the terms governing the award, including, without limitation, terms regarding the vesting, exercisability and expiration of the award. The Committee has exclusive power and authority, consistent with the provisions of the 2004 Incentive Plan, to establish the terms and conditions of any award and to waive any such terms or conditions.

      Award Limits. The maximum number of shares with respect to which awards may be paid or granted during each calendar year to any given participant may not exceed 50,000 shares of Common Stock. (The 2004 Incentive Plan authorizes the Committee to make equitable adjustments to the number of shares with respect to which awards may be paid or granted during each calendar year to any given participant under the 2004 Incentive Plan upon the occurrence of certain events, as described under "Adjustments Upon Certain Events" below.)

      Stock Options and Stock Appreciation Rights. The Committee may grant awards under the 2004 Incentive Plan in the form of stock options to purchase shares of Common Stock, which stock options may be non-qualified stock options or incentive stock options for federal income tax purposes. Any stock option granted in the form of an incentive stock option must satisfy the requirements of Section 422A of the Internal Revenue Code. Stock options shall be vested and exercisable at such times and upon such terms and conditions as may be determined by the Committee, but in no event shall a stock option be exercisable more than ten years (five years for incentive stock options issued to certain Control Persons) after the date it is granted. The exercise price per share of Common Stock for any incentive stock option awarded shall not be less than 100 percent (110 percent for incentive stock options issued to certain Control Persons) of the fair market value of a share of Common Stock on the day the stock option is granted, except for stock options granted in assumption or replacement of outstanding awards in connection with specified corporate transactions.

      A stock option may be exercised by paying the exercise price in cash or its equivalent, or, to the extent permitted by the Committee, shares of Common Stock, a combination of cash and shares of Common Stock or through the delivery of irrevocable instruments to a broker to sell the shares of Common Stock obtained upon the exercise of the stock option and to deliver to the Company an amount equal to the exercise price.

      The Committee may grant stock appreciation rights independent of ("Freestanding SARs") or in conjunction with ("Tandem SARs") a stock option. The exercise price of a stock appreciation right shall be an amount determined by the Committee, but in no event shall such amount be less than the fair market value of the Common Stock on the date the stock appreciation right is granted or, in the case of Tandem SARs, the exercise price of the related stock option. Each Freestanding SAR shall entitle the participant upon exercise to an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price, times (ii) the number of shares of Common Stock as to which the stock appreciation right is exercised. Each Tandem SAR shall entitle the participant to surrender the related stock option and to receive an amount equal to (i) the excess of (A) the fair market value on the exercise date of one share of Common Stock over (B) the exercise price per share of Common Stock, times (ii) the number of shares of Common Stock covered by the related stock option which is surrendered. Payment of a stock appreciation right may be made by the Company in shares of Common Stock or in cash or partly in shares of Common Stock and partly in cash, as determined by the Committee.

      Stock-Based Awards. The Committee, in its sole discretion, may grant stock awards (shares of restricted stock or unrestricted stock) and other awards that are valued in whole or in part by reference to, or are otherwise based on the fair market value of, the Common Stock. Such stock-based awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more shares of Common Stock (or the equivalent cash value of such shares of Common Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives.

      Withholding. The Company will be entitled to deduct from any payment to a participant under the 2004 Incentive Plan the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to the Company such tax prior to and as a condition of the making of such payment. Subject to certain limitations, the Committee may allow a participant to pay the amount of taxes required by law to be withheld from an award by withholding shares of Common Stock to be paid under such award or by permitting the participant to deliver to the Company shares of Common Stock having a fair market value equal to the amount of such taxes.

      Adjustments Upon Certain Events. In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of the Common Stock, the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of awards under the 2004 Incentive Plan, the maximum award payable under the 2004 Incentive Plan, the number and class of shares and the exercise price per share set forth in any award theretofore granted, or any other affected terms of an award or the 2004 Incentive Plan as the Committee deems equitable or appropriate.

      Effect of Certain Events. The Committee will have the authority to promulgate rules and regulations to determine the treatment of a participant's award in the event of the participant's death, disability or termination. In addition, the Committee shall have the right to extend the period for exercise of any stock option or stock appreciation right, provided such extension does not exceed the term for such stock option or stock appreciation right.

      Unless otherwise decided by the Committee and provided in an award agreement, upon a participant's death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the 2004 Incentive Plan, any such remaining stock options or stock appreciation rights may be exercised within one year after the date of the participant's death or disability and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant's death or disability.

      Unless otherwise decided by the Committee and provided in an award agreement, upon a participant's termination for any reason other than death or disability prior to the complete exercise of the stock options or stock appreciation rights granted to him or her under the 2004 Incentive Plan, any such remaining stock options or stock appreciation rights may be exercised within three months after the date of the participant's termination and prior to the expiration of the term thereof, to the extent exercisable on the date of the participant's termination.

      Amendment and Termination. The Board of Directors may, at any time, alter, amend, suspend, discontinue or terminate the 2004 Incentive Plan; provided, however, that no such action shall adversely affect the rights of participants to awards previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of Company are listed, shall be obtained in the manner required therein.

New Plan Benefits

      Because the benefits conveyed under the 2004 Incentive Plan will be at the discretion of the Committee, it is not possible to determine what benefits participants will receive under the 2004 Incentive Plan. If the 2004 Incentive Plan had been in effect in 2003, the stock options received in 2003 by the named executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees who are not executive officers, would have been the same as the stock options actually received by such persons for 2003 under the 2002 Option Plan, as set forth in the following table:

                                New Plan Benefits
                               2004 Incentive Plan

Name and Position                    Dollar Value ($)          Number of Shares
-----------------                    ----------------          ----------------
John D. Kavazanjian                      $      0                        0
President and
Chief Executive Officer

Joseph N. Barrella                       $130,828                   36,000
Senior Vice President of
New Business Development

William A. Schmitz                       $ 95,102                   31,000
Chief Operating Officer

Robert W. Fishback                       $ 86,506                   29,000
Vice President of Finance
and Chief Financial Officer

Nancy C. Naigle                          $ 81,236                   26,000
Vice President of Sales and
Marketing

All Executive Officers as a Group        $504,424                  160,000

All Non-Employee Directors as a
Group                                    $441,687                   74,000

All Other Employees as a Group           $485,477                  189,500

Securities Act Registration

      The Company intends to register the shares of Common Stock issuable and purchasable under the 2004 Incentive Plan pursuant to a Registration Statement on Form S-8 as soon as practicable, subject to the stockholders' approval and ratification of the 2004 Incentive Plan at the Meeting.

Tax Status of 2004 Incentive Plan Awards

      Introduction. The following discussion of the United States federal income tax consequences of awards under the 2004 Incentive Plan, as proposed, is based on present federal tax laws and regulations and does not purport to be a complete description of the federal income tax laws. Participants may also be subject to certain foreign, state and local taxes which are not described below.

      Incentive Stock Options. Pursuant to the requirements of Section 422A of the Internal Revenue Code, only employees are eligible to receive incentive stock options. If a stock option is an incentive stock option, no income is realized by the employee upon grant or exercise of the incentive stock option, and no deduction is available to the Company at such times. If the Common Stock purchased upon the exercise of an incentive stock option is held by the employee for at least two years from the date of the grant of such incentive stock option and for at least one year after exercise, any resulting gain is taxed at long-term capital gains rates. If the Common Stock purchased pursuant to the incentive stock option is disposed of before the expiration of that period, any gain on the disposition, up to the difference between the fair market value of the Common Stock at the time of exercise and the exercise price of the incentive stock option, is taxed at ordinary rates as compensation paid to the employee, and the Company is entitled to a deduction for an equivalent amount. Any amount realized by the employee in excess of the fair market value of the Common Stock at the time of exercise is taxed at capital gains rates.

      Non-Qualified Options. If a stock option is a non-qualified option, no income is realized by the participant at the time of grant of the non-qualified stock option, and no deduction is available to the Company at such time. At the time of exercise (other than by delivery of shares of Common Stock to the Company), ordinary income is realized by the participant in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives an income tax deduction for the same amount. If a non-qualified stock option is exercised by delivering shares of Common Stock to the Company, the number of shares received by the participant equal to the number of shares so delivered are received tax-free and have a tax basis and holding period equal to the shares so delivered. The fair market value of the additional shares received by the participant are taxable to the participant as ordinary income, and the participant's tax basis in such shares is their fair market value on the date of exercise. Upon disposition, any appreciation or depreciation of the Common Stock after the date of exercise may be treated as capital gain or loss depending on how long the shares have been held.

      Stock Appreciation Rights. No income is realized by a participant at the time a stock appreciation right is granted, and no deduction is available to the Company at such time. When the stock appreciation right is exercised, ordinary income is realized in the amount of the cash or the fair market value at such time of the shares of Common Stock received by the participant, and the Company is entitled to a deduction of equivalent value.

      Unrestricted Stock and Unrestricted Stock-Based Awards. Upon the grant of an award of shares of unrestricted stock or another stock-based award which is not restricted, a participant realizes taxable income equal to the cash and fair market value at such time of the shares of Common Stock received by the participant under such award (less the purchase price therefor, if any), and the Company is entitled to a corresponding tax deduction at that time.

      Restricted Stock and Restricted Stock-Based Awards. Upon the grant of an award of shares of restricted stock or another stock-based award which is restricted, no income is realized by a participant (unless a participant timely makes an election under Section 83(b) of the Code to accelerate the recognition of the income to the date of grant), and the Company is not allowed a deduction at that time; when the award vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of vesting of the shares of Common Stock received by the participant under such award (less the purchase price therefor, if any), and the Company is entitled to a corresponding deduction at such time. If a participant makes an election, as permitted under Section 83(b) of the Code, within 30 days after the date of the transfer by the Company to the participant of the shares of restricted stock or other restricted stock-based award, then the participant recognizes taxable ordinary income in an amount equal to the cash and the fair market value at the time of grant of the shares of Common Stock to be received by the participant under such award (less the purchase price therefor, if any), and the Company is entitled to a corresponding deduction at such time.

Stock Price

      The closing price of the Common Stock reported on The Nasdaq Stock Market on April 26, 2004, was $22.15 per share.

Required Vote and Board of Directors' Recommendation

      The Company believes that its best interests will be served by the approval of Proposal 3. The 2004 Incentive Plan will enable the Company to be in a position to grant stock options and other new forms of long-term incentive awards to employees, directors and consultants who can contribute materially to the Company's success.

      Approval of Proposal 3 requires the affirmative vote of a majority of shares of the Common Stock represented at the Meeting, provided that a majority of the outstanding shares of the Common Stock votes on the proposal.

      The Board of Directors recommends a vote in favor of the proposal to approve the 2004 Incentive Plan, and, unless otherwise indicated therein, the shares represented by the enclosed properly executed proxy will be voted FOR such proposal.

                                  Other Matters

      The Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matters for action at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereof in accordance with their best judgment.

                       Submission of Stockholder Proposals

      Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholder proposals intended for inclusion in the proxy statement for our 2004 Annual Meeting of Stockholders must be submitted in writing to the Company to our Corporate Secretary at 2000 Technology Parkway, Newark, New York 14513, and must be received by the Company by January 4, 2005.

      Any stockholder proposal submitted for consideration at the Company's 2004 Annual Meeting of Stockholders but not submitted for inclusion in the Proxy Statement for that meeting that is received by the Company after March 14, 2005 will not be considered filed on a timely basis with the Company under Rule 14a-4(c)(1) of the Exchange Act. For such proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For such proposals that are timely filed, the Company retains discretion to vote proxies it receives provided that the Company includes in its Proxy Statement advice on the nature of the proposal and how it intends to exercise its voting discretion and the proponent of any such proposal does not issue its own proxy statement.

      The Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the SEC, is included in the Annual Report to Stockholders which accompanies this Proxy Statement.

April 29, 2004                              By Order of the Board of Directors
                                            Ranjit C. Singh
                                            Chairman of the Board of Directors

                                      PROXY
                            ULTRALIFE BATTERIES, INC.

                 Annual Meeting of Stockholders on June 10, 2004
               Proxy solicited on behalf of the Board of Directors

      The undersigned hereby appoints each of John D. Kavazanjian and Peter F. Comerford as the undersigned's proxy, with full power of substitution, to vote all of the undersigned's shares of Common Stock in Ultralife Batteries, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held on June 10, 2004 at 10:30 A.M. local time, at the JP Morgan Chase Conference Center, 270 Park Avenue, 11th Floor, Room C, New York, New York 10017, or at any adjournment, on the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

      (Continued and to be signed on the reverse side)

      |X| Please mark your votes as in this example using dark ink only.

      Each properly executed proxy will be voted in accordance with specifications made on the reverse side hereof. Unless authority to vote for one or more of the nominees is specifically withheld according to the instructions, a signed Proxy will be voted FOR the election of the named nominees for directors and, unless otherwise specified, FOR the other proposals listed herein and described in the accompanying proxy statement.

      (INSTRUCTION: To withhold authority to vote for any individual nominee, check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

1.    Election of Directors.

                                                      Withhold Authority to vote
                                     For all nominees   for all nominees listed
                                       listed below              below
                                           |_|                    |_|

   Nominees: Patricia C. Barron
             Anthony J. Cavanna
             Paula H.J. Cholmondeley
             Daniel W. Christman
             John D. Kavazanjian
             Carl H. Rosner
             Ranjit C. Singh

2. Proposal to ratify PricewaterhouseCoopers LLP as the Company's independent auditors.

                                            |_|      FOR
                                            |_|      AGAINST
                                            |_|      ABSTAIN

3.    Proposal to approve our 2004 Long-Term Incentive Plan.

                                            |_|      FOR
                                            |_|      AGAINST
                                            |_|      ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

      The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 29, 2004, describing more fully the proposals set forth herein.

                                             Date:                , 2004
-----------------------------------               ----------------
Signature

                                             Date:                , 2004
-----------------------------------               ----------------
Signature if held jointly

      Sign exactly as set forth herein. If signed as executor, administrator, trustee or guardian, indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and bare corporate seal. Please sign and return the proxy card promptly in enclosed envelope.

                                   APPENDIX A

                       Audit and Finance Committee Charter

                            Ultralife Batteries, Inc.

                           Audit and Finance Committee
                                     Charter

I.    Purpose

      The primary function of the Audit and Finance Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing: the consolidated financial information of Ultralife Batteries, Inc. and its subsidiaries (the "Company") which will be provided to stockholders and others; adequacy of the systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes. Consistent with this function, the Committee should encourage management to engage in continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

      Generally, the Committee's primary duties and responsibilities are to: (a) serve as an independent and objective party to monitor the Company's financial reporting processes and internal control systems, (b) review and appraise the audit efforts of the Company's independent accountants and its internal accounting staff, (c) review and monitor areas of risk that could have a material impact on the Company, and (d) provide an open avenue of communication among the independent accountants, financial and senior management, and the Board.

II.   Membership Requirements

      The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent (an "Independent Director"). An Independent Director shall refer to a person other than an officer or employee of the Company or any other person having a relationship, which in the opinion of the Company's directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a member of the Committee. The following persons shall NOT be considered an Independent Director:

            a) A director employed by the Company for the current year and any of the past three years;

            b) A director who accepted, or who has a Family Member who accepted from the Company any compensation during the current or any of the past three fiscal years, other than (i) compensation for board and related committee service, (ii) payments arising solely from investments in the Company's securities, (iii) compensation paid to a Family Member who is a non-executive employee of the Company, (iv) benefits under a tax-qualified retirement plan, (v) benefits under non-discretionary compensation, or (vi) loans permitted under
                  Section 13(k) of the Securities Exchange Act of 1934. A Family Member, as used herein, includes: spouse, parents, siblings, children, mother and father in-laws, brother and sister-in-laws, son and daughter-in-laws and anyone who resides in the home of such individual;

            c) A director who is a Family Member of an individual who, over the last three years, was employed by the Company as an executive officer;

            d) A director who is, or has a Family Member who is, a partner in, a controlling shareholder of, or an executive officer of any organization to which the Company made or received as payments (other than in the form of equity investments in the Company's securities, or payments made under non-discretionary charitable contribution matching programs) an amount that exceeded 5% of the Company's consolidated gross revenues for that year or $200,000, whichever is more, in any of the past three years;

            e) A director who is, or who has a Family Member who is, employed as an executive officer of another entity where any of the Company's executives serve, or served at any time during the past three years, on that entity's compensation committee, and

            f) A director who is, or who has a Family Member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

      A member of the Committee may not be affiliated with the Company. Affiliated, as used herein, means controls, is controlled by, or is under common control with the Company.

      A member of the Committee shall not have participated in the preparation of the financial statements of the Company at any time during the past three years.

      The Committee may, under exceptional and limited circumstances, act in the best interests of the Company and its stockholders by appointing a Committee member who is not an Independent Director, provided however, the member shall not be a current employee or a Family Member of an employee. In such an instance, the Board shall disclose in its annual proxy statement the nature of the relationship and the reason(s) for appointing such individual as a Committee member. However, a member appointed under this exception may not serve more than two years and may not chair the Committee.

      All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. The Committee has, and will continue to have, at least one member who has accounting or related financial management expertise, such as that gained from past employment in finance or accounting, professional certification in accounting, or other comparable experience or background such as having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In carrying out their Committee responsibilities, members of the Committee are not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Committee shall be elected by the Board at the Company's Annual Meeting of the Board or until their successors shall be duly elected and qualified. The Committee will be chaired by an Independent Director appointed by the Board.

III.  Duties and Responsibilities

      The Audit Committee's duties and responsibilities are as follows:

      a) Review and reassess the adequacy of the Committee's charter and the actions of the Committee in fulfilling its charter on an annual basis.

      b) Be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that each public accounting firm must report direct to the Committee.

      c) Meet with independent auditors and financial management of the Company to understand the scope and associated fees of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof discuss any comments or recommendations of the independent auditors.

      d) Review the consolidated financial statements contained in the annual report to shareholders, quarterly financial statements, including MD&A disclosures, with management to determine that management is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Discuss earnings press releases and financial information with management, as well as earnings guidance provided to analysts and rating agencies. Discuss with the independent auditors the financial statements and the results of the audit. Any changes in accounting principles should be reviewed.

      e) Review with the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Discuss with independent auditors any significant matters regarding internal controls over financial reporting that have come to their attention during the conduct of their audit. The Committee must establish procedures for the (i) receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Further, the Committee periodically should review Company policy statements to determine their adherence to an appropriate code of conduct.

      f) Authorize, when deemed necessary to carry out the duty of the Committee, the engagement of independent counsel and other advisors.

      g) Ensure that appropriate funding is made available for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report, or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee under (f) above, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

      h) Review the internal audit function, including its competence and objectivity, and proposed audit plans for the coming year.

      i) Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit. Review with the independent auditors any audit problems or difficulties and management's response.

      j) Ensure that the Committee receives a formal written statement from the independent auditor delineating all relationships between the auditor and the Company regarding any relationships or services that would potentially impact the independence or objectivity of the auditor. The Committee shall take, or recommend that the full Board take, any appropriate action to oversee the independence of the independent auditor.

      k) Review and monitor the status of contingent liabilities (including legal proceedings and tax status), legislative and regulatory developments, and other areas of risk that could materially impact the Company.

      l) Direct and supervise investigations into matters within the scope of the Committee's duties.

      m) Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

      n) Carry out such other duties and responsibilities as may be assigned to the Committee by the Board.

      o) Periodically review a report on the independent auditor's internal quality control procedures and any issues raised in most recent peer reviews and internal reviews, and governmental or professional authorities' investigations within the preceding five years.

      p)    Discuss policies on risk assessment and risk management.

      q) Set clear hiring policies for employees or former employees of the independent auditors.

      r)    Report regularly to the Board.

IV.   Pre-Approval of Auditor Engagements

      The Committee shall:

            Approve in advance any audit or non-audit engagement or relationship between the corporation and the independent auditors, other than "prohibited non-auditing services", as determined from time to time by the SEC, the Public Company Accounting Oversight Board or Nasdaq through regulation or listing requirements.

      The Committee may:

            (a) pre-approve audit and non-audit services based on policies and procedures adopted by the Committee, provided that: (i) the policies and procedures are detailed as to the particular service, (ii) the Committee is informed of each service on a timely basis, (iii) such policies and procedures do not include delegation of the Committee's responsibilities to management, and (iv) such policies and procedures are disclosed in the corporation's annual reports; and/or

            (b) delegate to one or more of its members the authority to approve in advance all audit or non-audit services to be provided by the independent auditors so long as decisions made by such member are presented to the full Committee at the immediately subsequent scheduled meeting.

      Notwithstanding the foregoing, pre-approval is not necessary for de minimis non-audit services if:

            (a) the aggregate amount of all such non-audit services provided to the corporation constitutes not more than five percent of the total amount of revenues paid by the corporation to its auditors during the fiscal year in which the non-audit services are provided;

            (b) such services were not recognized by the corporation at the time of the engagement to be non-audit services; and

            (c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

                                   APPENDIX B

                            Ultralife Batteries, Inc.

                          2004 Long-Term Incentive Plan

                            ULTRALIFE BATTERIES, INC.
                          2004 LONG-TERM INCENTIVE PLAN

                             Effective June 10, 2004

      1. Purpose.

      The Plan authorizes the Committee to provide Employees, Directors and Consultants of the Corporation and its Subsidiaries, who are in a position to contribute to the long-term success of the Corporation, with Stock and options to acquire Stock, in accordance with the terms specified herein. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare and aid in attracting and retaining Employees, Directors and Consultants of outstanding ability.

      2. Successor Plan.

      This Plan shall serve as the successor to the Ultralife Batteries, Inc. Amended and Restated 2000 Stock Option Plan (the "Predecessor Plan"), and no further stock options shall be made under the Predecessor Plan from and after the effective date of the Plan. All outstanding stock options under the Predecessor Plan immediately prior to the effective date of the Plan are hereby incorporated into the Plan and shall accordingly be treated as outstanding stock options under the Plan; provided, however, each such stock option shall continue to be governed solely by the terms and conditions of the instrument evidencing such stock option and interpreted under the terms of the Predecessor Plan, and, except as otherwise expressly provided herein, no provision of the Plan shall affect or otherwise modify the rights or obligations of holders of such incorporated stock options with respect to their acquisition of Stock, or otherwise modify the rights or the obligations of the holders of such stock options. Any Stock reserved for issuance under the Predecessor Plan in excess of the number of shares as to which stock options have been granted thereunder, plus any such shares as to which stock options granted under the Predecessor Plan may lapse, expire, terminate or be cancelled, shall be deemed available for issuance or reissuance under Section 4(a) hereof.

      3. Definitions.

      Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this 3:

            (a) "Award" shall mean any Option, SAR, Stock Award or other incentive award granted under the Plan, whether singly, in combination, or in tandem, to a Grantee by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

            (b) "Award Agreement" shall mean the document establishing the terms, conditions, restrictions and limitations of an Award in addition to those established by the Plan and by the Committee's exercise of its administrative powers.

            (c) "Board" shall mean the Board of Directors of the Corporation.

            (d) "CEO" shall mean the Chief Executive Officer of the Corporation.

            (e) "Change in Control" shall mean the occurrence of any of the following: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the voting power of the then outstanding securities of the Corporation; (ii) during any period of two consecutive calendar years there is a change of 25% or more in the composition of the Board in office at the beginning of the period except for changes approved by at least two-thirds of the Directors then in office who were Directors at the beginning of the period; (iii) the stockholders of the Corporation approve an agreement providing for (A) the merger or consolidation of the Corporation with another corporation where the stockholders of such corporation, immediately after the merger or consolidation, own shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect Directors by separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the board of directors of such corporation, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation, or (B) the sale or other disposition of all or substantially all the assets of the Corporation, or a liquidation, dissolution or statutory exchange of the Corporation; or (iv) any person has commenced, or announced an intention to commence, a tender offer or exchange offer for 30% or more of the voting power of the then-outstanding securities of the Corporation.

            (f) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

            (g) "Committee" shall mean the Compensation and Management Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided that the Committee shall consist of not less than two Directors who are "Non-Employee Directors," as that term is defined and interpreted pursuant to Rule 16b-3 under the Exchange Act. The Committee shall be appointed by and serve at the pleasure of the Board.

            (h) "Consultant" shall mean any consultant, advisor or independent contractor retained by the Corporation or its Subsidiaries.

            (i) "Control Person" shall mean any person who, as of the date of grant of an Option, owns (within the meaning of Section 422A(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Corporation or of any Parent or Subsidiary.

            (j) "Corporation" shall mean Ultralife Batteries, Inc., a Delaware corporation.

            (k) "Director" shall mean any member of the Board.

            (l) "Disability" shall mean permanent and total disability as defined by Section 22(e)(3) of the Code.

            (m) "Employee" shall mean any person employed by the Corporation or its Subsidiaries on a full or part-time basis, including Directors who are otherwise employed by the Corporation or its Subsidiaries.

            (n) "Exchange Act" shall mean the Securities Exchange Act of 1934 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

            (o) "Fair Market Value" shall mean for any day (i) if the Corporation is a registrant under Section 12 of the Exchange Act, the closing price of the Stock in the over-the-counter market, as reported through the National Association of Securities Dealers Automated Quotation System or, if the stock is listed or admitted to trading on any national securities exchange, the last reported sale price on such exchange or, (ii) if the Corporation is not a registrant under Section 12 of the Exchange Act, the price of the Stock will be determined by the Board on the date of grant but will not be less than the par value of such Stock.

            (p) "Grantee" shall mean an Employee, Director or Consultant granted an Award under the Plan.

            (q) "Immediate Family Member" shall mean the transferor and his or her spouse, children or grandchildren, whether natural, step or adopted children or grandchildren.

            (r) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of Stock and intended to qualify as an incentive stock option under Section 422 of the Code, as now or hereafter constituted.

            (s) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

            (t) "Non-Employee Director" shall mean a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act.

            (u) "Options" shall refer collectively to NQSOs and ISOs subject to the Plan.

            (v) "Parent" shall mean any parent (as defined in Section 425 of the Code) of the Corporation.

            (w) "Plan" shall mean this 2004 Long-Term Incentive Plan as set forth herein and as amended from time to time.

            (x) "SAR" shall mean a stock appreciation right granted pursuant to 8 hereof; a stock appreciation right shall entitle the Grantee to receive a payment equal to the appreciation in a stated number of shares of Stock from the exercise price for that stock appreciation right to the Fair Market Value of the stated number of shares of Stock on the date of exercise.

            (y) "Securities Act" shall mean the Securities Act of 1933 as it may be amended from time to time, including the rules thereunder and any successor provisions and the rules thereto.

            (z) "Stock" shall mean shares of the Common Stock, par value $.10 per share, of the Corporation.

            (aa) "Stock Award" shall mean an award of shares of Stock or restricted shares of Stock granted pursuant to 9 hereof.

            (bb) "Subsidiary" shall mean any subsidiary (as defined in Section 425 of the Code) of the Corporation.

      4. Shares of Stock Subject to the Plan.

            (a) In General. The maximum number of shares of Stock which shall be available for the grant or issuance of Awards under the Plan (including ISOs) during its term shall not exceed 750,000 (plus any shares of Stock which are or become available under 2 hereof, which shares shall also be available for the grant or issuance of Awards under the Plan); provided, however, that no more than 200,000 shares of Stock may be used for Awards other than Options or SARs. Such amounts shall be subject to adjustment as provided in 4(c) hereof. Any shares of Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Stock, or are exchanged with the Committee's permission for Awards not involving Stock, shall be available again for grant under the Plan. Moreover, if the exercise price of any Award granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering shares of Stock to the Corporation (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered will be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The shares of Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, including shares purchased in open market or private transactions. For the purpose of computing the total number of shares of Stock granted under the Plan, where one or more types of Awards, both of which are payable in shares of Stock, are granted in tandem with each other, such that the exercise of one type of Award with respect to a number of shares cancels an equal number of shares of the other, the number of shares granted under both Awards shall be deemed to be equivalent to the number of shares under one of the Awards.

            (b) Maximum Awards Payable. Subject to 4(c) hereof, and notwithstanding any provision contained in the Plan to the contrary, the maximum Award payable (or granted, if applicable) to any one Grantee under the Plan for a calendar year is 50,000 shares of Stock.

            (c) Adjustment Upon Changes in Capitalization. In the event of any reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants, rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares or any other change in corporate structure which in the judgment of the Committee materially affects the value of shares, then the Committee may determine the substitutions or adjustments to the maximum number of shares available for the grant or issuance of Awards under the Plan pursuant to 4(a) hereof, the maximum Award payable under 4(b) hereof, the number and class of shares and the exercise price per share set forth in any Award theretofore granted, or any other affected terms of an Award or the Plan as the Committee, in its sole discretion and without liability to any person, deems equitable or appropriate; provided, however, that no such adjustments shall be made to any ISO without the Grantee's consent, if such adjustment would cause such ISO to fail to qualify as such.

      5. Administration of the Plan.

            (a) In General. The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms. The Committee may act only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. The decisions of the Committee and its actions with respect to the Plan shall be final, binding and conclusive upon all persons having or claiming to have any right or interest in or under the Plan.

            (b) Authority. The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to:

                  (i) determine eligibility for participation in the Plan;

                  (ii) select the Grantees and determine the type of Awards to be made to Grantees, the number of shares of Stock subject to Awards and the terms, conditions, restrictions and limitations of the Awards, including, but not by way of limitation, restrictions on the transferability of Awards and conditions with respect to continued employment or performance criteria;

                  (iii) interpret the Plan or any Award Agreement;

                  (iv) construe any ambiguous provision, correct any default, supply any omission, and reconcile any inconsistency of the Plan or an Award Agreement;

                  (v) issue administrative guidelines as an aid to administer the Plan and make changes in such guidelines as it from time to time deems proper;

                  (vi) promulgate regulations for carrying out the Plan and make changes in such regulations as it from time to time deems proper;

                  (vii) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions, and limitations;

                  (viii) promulgate rules and regulations regarding treatment of Awards of a Grantee under the Plan in the event of such Grantee's death, disability, retirement, termination from the Corporation or breach of agreement by the Grantee, or in the event of a change of control of the Corporation;

                  (ix) accelerate the vesting, exercise, or payment of an Award when such action or actions would be in the best interest of the Corporation;

                  (x) establish such other types of Awards, besides those specifically enumerated in 6(b) hereof, which the Committee determines are consistent with the Plan's purpose;

                  (xi) subject to 5(d) hereof, grant Awards in replacement of Awards previously granted under the Plan or any other executive compensation plan of the Corporation;

                  (xii) determine the terms and provisions of any Award Agreements entered into hereunder, including, a provision in an Award Agreement that requires, upon the occurrence of a Change in Control specified in 3(e)(iii) hereof, the cancellation for cash of outstanding Awards or the issuance of comparable replacement Awards granted by the successor entity in such event;

                  (xiii) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan; and

                  (xiv) make all other determinations it deems necessary or advisable for the administration of the Plan, including factual determinations.

            (c) Delegation. The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the CEO or other senior members of management as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee, or other committee consisting of two or more Non-Employee Directors may select and grant Awards to Grantees who are subject to Section 16 of the Exchange Act. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

            (d) Repricing. Except for adjustments pursuant to 4(c) hereof, the Committee shall not reprice any Options or SARs unless such action is approved by the stockholders of the Corporation. For purposes of the Plan, the term "reprice" shall mean: (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Option or SAR by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under United States generally accepted accounting principles; (iii) canceling an Option or SAR when its exercise price exceeds the fair market value of the underlying Stock in exchange for another Option, SAR or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of any stock exchange on which the securities of the Corporation are traded. Any amendment or repeal of this provision shall require the affirmative vote of a majority of shares of voting capital stock present at a stockholders meeting in person or by proxy and entitled to vote thereon.

      6. Awards.

            (a) Eligibility. Subject to 5 hereof, all Employees, Directors and Consultants are eligible to participate in the Plan; provided, however, only Employees are eligible to receive ISOs. The Committee shall determine and designate from time to time those Employees, Directors and Consultants who are to be granted Awards, the nature of each Award granted and the number of shares of Stock subject to each such Award.

            (b) In General. Awards may, at the Committee's sole discretion, be paid in the form of Options pursuant to 7 hereof, SARs pursuant to 8 hereof, Stock Awards pursuant to 9 hereof, any form established by the Committee pursuant to 5(b)(x) hereof, or a combination thereof. Each Award shall be subject to the terms, conditions, restrictions and limitations of the Plan and the Award Agreement for such Award. Awards under a particular Section of the Plan need not be uniform and Awards under two or more Sections may be combined into a single Award Agreement. Any combination of Awards may be granted at one time and on more than one occasion to the same Grantee.

            (c) Foreign Jurisdictions. With respect to Grantees who reside or work outside of the United States, the Committee may, in its sole and absolute discretion, amend the terms of the Plan or Awards with respect to such Grantees in order to conform such terms with the provisions of local law and practice or otherwise as deemed necessary or desirable by the Committee.

      7. Stock Options.

            (a) In General. Awards may be granted in the form of Options. Options granted under the Plan may be of two types: ISOs and NQSOs. The Committee shall have the authority and discretion to grant to an eligible Employee either ISOs, NQSOs, or both, but shall clearly designate the nature of each Option at the time of grant. Consultants and Directors shall only receive NQSOs.

            (b) Terms of Options. An Option shall be exercisable in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. In addition to any such terms and conditions, the following terms and conditions shall apply to all Options granted under the
Plan:

                  (i) The exercise price per share of Stock subject to an ISO shall be not less than 100% of the Fair Market Value of a share of the Stock on the date such ISO is granted, such exercise price shall not be less than 110% of such Fair Market Value for any ISO granted to a Control Person, and the exercise price of each share subject to a NQSO shall be not less than 85% of the Fair Market Value of a share of the Stock on the date such NQSO is granted.

                  (ii) The term of each Option shall be determined by the Committee, provided that no Option shall be exercisable more than ten years from the date such Option is granted, and provided further that no ISO granted to a Control Person shall be exercisable more than five years from the date of Option grant.

                  (iii) Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and any Parent or Subsidiary corporation shall not exceed $100,000.

            (c) Exercise of Options. Except as provided in 11 hereof, no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant. Upon exercise, the exercise price of an Option may be paid in cash, or, to the extent permitted by the Committee, by tendering, by either actual delivery of shares or by attestation, shares of Stock, a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Stock to exercise an Option. Options awarded under the Plan may also be exercised by way of a broker-assisted stock option exercise program, if any, provided such program is available at the time of the Grantee's exercise. Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the exercise price of an Option using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or
(iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.

      8. Stock Appreciation Rights.

            (a) In General. Awards may be granted in the form of SARs. SARs granted under the Plan may be of two types: an SAR granted in tandem with all or a portion of a related Option under the Plan ("Tandem SARs") or granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option.

            (b) Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the "exercise price" of such a SAR (the base from which the value of the SAR is measured at its exercise) shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than the Fair Market Value of the Stock, as determined by the Committee, on the date that the Tandem SAR is granted. If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise. All Tandem SARs shall expire not later than ten years from the date of the grant of the SAR.

            (c) Freestanding SARs. Freestanding SARs shall be exercisable or automatically mature in accordance with such terms and conditions and at such times and during such periods as may be determined by the Committee. The exercise price of a Freestanding SAR shall be defined in the Award Agreement for that SAR and shall be not less than 100% of the Fair Market Value of a share of Stock on the date of the grant of the Freestanding SAR. All Freestanding SARs shall expire not later than ten years from the date of grant of the SAR.

            (d) Exercise of SARs. Except as provided in 11 hereof, no SAR granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee or Consultant. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR. Unless otherwise provided in an Award Agreement, an SAR may be paid in cash, shares of Stock or any combination thereof, as determined by the Committee, in its sole and absolute discretion, at the time that the SAR is exercised.

      9. Stock Awards.

            (a) In General. Awards may be granted in the form of Stock Awards. Stock Awards shall be awarded in such numbers and at such times during the term of the Plan as the Committee shall determine.

            (b) Restrictions. The Committee may condition, restrict or limited the grant of a Stock Award on the achievement of enumerated performance objectives or, with respect to Stock Awards issued to an Employee or a Consultant, on such Employee's or Consultant's continued employment or service to the Corporation through a specified period of time. The Committee may, at such times as it deems appropriate, revise the performance goals for an outstanding Stock Award, if any, in order to take into consideration any unforeseen events or changes in circumstances.

            (c) Rights as Stockholders. During the period in which any shares of Stock received pursuant to a Stock Award are subject to any restrictions, the Committee may, in its sole and absolute discretion, deny the Grantee to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

      10. Payment of Awards.

            (a) In General. Absent a Plan or Award Agreement provision to the contrary, payment of Awards may, at the discretion of the Committee, be made in cash, Stock, a combination of cash and Stock, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Stock, restrictions on transfer and forfeiture provisions; provided, however, such terms, conditions, restrictions and/or limitations are not inconsistent with the Plan.

            (b) Withholding. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Grantee to pay to the Corporation such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Grantee to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of shares of Stock due as a result of such Award, or by permitting the Grantee to deliver to the Corporation, shares of Stock having a Fair Market Value equal to the minimum amount of such required withholding taxes. Notwithstanding the foregoing or the provision of any Award Agreement, a Grantee may not pay the amount of taxes required by law to be withheld using shares of Stock if, in the opinion of counsel to the Corporation, (i) the Grantee is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Grantee to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) there is a substantial likelihood that the use of such form of payment would result in accounting treatment to the Corporation under generally accepted accounting principles that the Committee reasonably determines is adverse to the Corporation.

      11. Effect of Termination of Relationship with the Corporation.

            (a) Committee Rules. The Committee shall have the authority to promulgate rules and regulations to determine the treatment of a Grantee's Awards under the Plan in the event of such Grantee's death, disability and termination. In addition, notwithstanding the provisions of this Section 11, the terms of an Award Agreement or the rules and regulations promulgated by the Committee and in effect from time to time, the Committee shall have the right to extend the period for exercise of any Option or SAR, provided such extension does not exceed the term of such Option or SAR.

            (b) Death. Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee's death prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee's death and then only:

                  (i) by the beneficiary designated by the Grantee in a writing submitted to the Corporation prior to the Grantee's death, or in the absence of same, by the Grantee's estate or by or on behalf of such person or persons to whom the Grantee's rights pass under his or her Will or the laws of descent and distribution,

                  (ii) to the extent that the Grantee would have been entitled to exercise the Option or SAR at the date of his or her death and subject to all of the conditions on exercise imposed by the Plan and Award Agreement, and

                  (iii) prior to the expiration of the term of the Option or SAR.

            (c) Disability. Unless otherwise decided by the Committee and provided in an Award Agreement, upon a Grantee's disability prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within one year after the date of the Grantee's disability and then only:

                  (i) by the Grantee or his or her legal representative,

                  (ii) to the extent that Grantee would have been entitled to exercise the Option or SAR on the date of his or her disability, subject to all of the conditions on exercise imposed by the Plan and Award Agreement, and

                  (iii) prior to the expiration of the Option or SAR.

            (d) Other Termination. Unless otherwise decided by the Committee and provided in an Award Agreement, the termination of a Grantee's employment, consulting relationship or term of directorship with the Corporation for a reason other than the Grantee's death or disability and prior to the complete exercise of the Options or SARs granted to him or her under the Plan, any remaining Options or SARs may be exercised in whole or in part within three months after the date of the Grantee's termination and then only:

                  (i) by the Grantee or his or her legal representative,

                  (ii) to the extent that the Grantee would have been entitled to exercise the Option or SAR on the date of his or her termination, subject to all of the conditions on exercise imposed by the Plan and the Award Agreement, and

                  (iii) prior to the expiration of the term of the Option or SAR.

            (e) Treatment of Intra-Corporation Transfers. In the case of an Employee or Consultant, the transfer between the Corporation and any Subsidiary shall not be deemed to be a termination of employment or consulting relationship, and a change from the status of an Employee to a Consultant or from a Consultant to an Employee shall not be deemed to be a termination of employment or consulting relationship.

      12. General Provisions.

            (a) Award Agreement. Each Award grant shall be evidenced by a written Award Agreement containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve. The terms and provisions of Award Agreements may vary among Grantees and among different Awards granted to the same Grantee. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, with such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

            (b) No Right to Further Awards or Continued Service. The grant of an Award in any year shall not give the Grantee any right to similar grants in future years or any right to continue such Grantee's employment or consultant relationship with the Corporation or its Subsidiaries. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

            (c) No Right, Title, or Interest in Corporation Assets. No Grantee shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his or her name, and, in the case of restricted shares of Stock, such rights are granted to the Grantee under the Plan. To the extent any person acquires a right to receive payments from the Corporation under the Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation and the Grantee shall not have any rights in or against any specific assets of the Corporation. All of the Awards granted under the Plan shall be unfunded and the Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Award.

            (d) Nonassignability.

                  (i) Except as otherwise determined by the Committee or as otherwise provided in 12(d)(ii) hereof, no Award or other right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance, or charge except by will or the laws of descent and distribution, and an Award shall be exercisable during the Grantee's lifetime only by the Grantee.

                  (ii) The Committee shall have the discretionary authority to grant NQSOs or amend outstanding NQSOs to provide that they be transferable, subject to such terms and conditions as the Committee shall establish. In addition to any such terms and conditions, the following terms and conditions shall apply to all transfers of NQSOs:

                  (A) Except as otherwise permitted by the Committee, in its sole and absolute discretion, only Directors and corporate officers of the Corporation shall be permitted to transfer their NQSOs, and such individuals must be a Director or a corporate officer on the date of transfer.

                  (B) Transfers shall only be permitted to: (1) the transferor's Immediate Family Members; (2) a trust or trusts for the exclusive benefit of the transferor's Immediate Family Members; or (3) a family partnership or family limited partnership in which each partner is, at the time of transfer and all time subsequent thereto, either an Immediate Family Member or a trust for the exclusive benefit of one or more Immediate Family Members.

                  (C) All transfers shall be made for no consideration.

                  (D) Once a NQSO is transferred, any subsequent transfer of such transferred NQSO shall, notwithstanding 12(d)(i) hereof to the contrary, be permitted; provided, however, such subsequent transfer complies with all of the terms and conditions of this 12(d)(ii), with the exception of 12(d)(ii)(A) hereof.

                  (E) In order for a transfer to be effective, the Committee's designated transfer agent must be used to effectuate the transfer. The costs of such transfer agent shall be borne solely by the transferor.

                  (F) In order for a transfer in accordance with 12(d)(ii) to be effective, the transferor must agree in writing prior to the transfer on a form provided by the Corporation to pay any and all payroll and withholding taxes due upon exercise of the transferred NQSO. In addition, prior to the exercise of the transferred NQSO by the transferee, arrangements must be made by the Grantee with the Corporation for the payment of any and all payroll and withholding taxes.

                  (G) Upon transfer, a NQSO continues to be governed by and subject to the terms and conditions of the Plan. A transferee of a NQSO is entitled to the same rights as the Grantee to whom such NQSO was originally granted, as if no transfer had taken place. Accordingly, the rights of the transferee are subject to the terms and conditions of the original grant of the NQSO, including provisions relating to expiration date, exercisability, exercise price and forfeiture.

                  (H) The Corporation shall be under no obligation to provide a transferee with any notice regarding the transferred NQSO held by the transferee upon forfeiture or any other circumstance.

            (e) Regulatory Approvals and Listings. Notwithstanding any other provision of the Plan or Award Agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

                  (i) The listing, or approval for listing upon notice of issuance, of such shares on any securities exchange on which the Stock may then be traded;

                  (ii) Any registration or other qualification of such shares under any state or federal law or regulation, or other qualification which the Board shall, in its absolute discretion and upon the advice of counsel, deem necessary or advisable;

                  (iii) The obtaining of any other consent approval or permit from any state or federal government agency which the Board shall, in its absolute discretion and upon the advice of counsel, determine to be necessary or advisable; and

                  (iv) The execution by the Grantee (or the Grantee's legal representative) of such written representation that the Committee may in its sole discretion deem necessary or advisable to the effect that the shares then being purchased are being purchased for investment with no present intention of reselling or otherwise disposing of such shares in any manner which may result in a violation of the Securities Act and the placement upon certificates for such shares of an appropriate legend in connection therewith.

            (f) In the case of a grant of an Option to any Employee or Consultant of a Subsidiary, the Corporation may, if the Committee so directs, issue or transfer the shares covered by the Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the Employee or Consultant in accordance with the terms of the Plan and the stock option agreement relating to such Option.

            (g) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable federal law, without giving effect to its conflicts of law provisions.

            (h) No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Corporation and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Grantee on account of participation in the Plan.

            (i) Amendment or Termination. Subject to the provisions of 5(d) hereof, the Board may, at any time, alter, amend, suspend, discontinue or terminate the Plan; provided, however, that no such action shall adversely affect the rights of Grantees to Awards previously granted hereunder and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other applicable laws or regulations, including, but not limited to, the listing requirements of the stock exchanges on which the securities of Corporation are listed, shall be obtained in the manner required therein.

            (j) Duration of Plan. The Plan was approved by the Board on April 27, 2004, and will become effective upon the date of the approval by the stockholders of the Corporation at the 2004 Annual Meeting of the Stockholders. The Plan and any Awards granted thereunder shall be null and void if stockholder approval is not obtained at the 2004 Annual Meeting of the Stockholders. Awards may not be granted under the Plan after June 9, 2014, but Awards theretofore granted may extend beyond that date.